UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07678

American Municipal Income Portfolio Inc.

(Exact name of registrant as specified in charter)

800 Nicollet Mall, Minneapolis, MN	55402
(Address of principal executive offices)	(Zip code)

Jill M. Stevenson, 800 Nicollet Mall, Minneapolis, MN 55402

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-677-3863

Date of fiscal year end:	June 30

Date of reporting period:	June 30, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ANNUAL REPORT

June 30, 2014

XAA	American Municipal Income Portfolio

American Municipal Income Portfolio

PRIMARY INVESTMENTS

American Municipal Income Portfolio (the “fund”) invests primarily in a wide range of municipal securities that, at the time of purchase, are rated investment-grade or are unrated and deemed to be of comparable quality by Nuveen Asset Management, LLC (“NAM”), one of the fund’s sub-advisors. The fund may invest up to 20% of its total assets in municipal securities that, at the time of purchase, are rated lower than investment-grade (securities commonly referred to as “high yield” securities or “junk bonds”) or are unrated and deemed to be of comparable quality by NAM. The fund’s investments may include municipal-derivative securities, such as inverse floating-rate and inverse interest-only municipal securities, which may be more volatile than traditional municipal securities in certain market conditions. The fund’s investments also may include repurchase agreements, futures contracts, options on futures contracts, options, and interest-rate swaps, caps, and floors.

FUND OBJECTIVE

The fund is a diversified, closed-end management investment company. The investment objective of the fund is to provide high current income exempt from regular federal income tax, consistent with preservation of capital. The fund’s income may be subject to state or local tax and the federal alternative minimum tax. Distributions of capital gains will be taxable to shareholders. Investors should consult their tax advisors. As with other investment companies, there can be no assurance the fund will achieve its objective.

1	Explanation of Financial Statements

2	Fund Overview

9	Report of Independent Registered Public Accounting Firm

10	Schedule of Investments

16	Statement of Assets and Liabilities

17	Statement of Operations

18	Statements of Changes in Net Assets

19	Statement of Cash Flows

20	Financial Highlights

21	Notes to Financial Statements

29	Notice to Shareholders

NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

EXPLANATION OF FINANCIAL STATEMENTS

As a shareholder in the fund, you receive shareholder reports semiannually. We strive to present this financial information in an easy-to-understand format; however, for many investors, the information contained in this shareholder report may seem very technical. So, we would like to take this opportunity to explain several sections of the shareholder report.

The Schedule of Investments details all of the securities held in the fund and their related dollar values on the last day of the reporting period. Securities are usually presented by type (bonds, common stock, etc.) and by industry classification (healthcare, education, etc.). This information is useful for analyzing how your fund’s assets are invested and seeing where your portfolio manager believes the best opportunities exist to meet your objectives. Holdings are subject to change without notice and do not constitute a recommendation of any individual security. The Notes to Financial Statements provide additional details on how the securities are valued.

The Statement of Assets and Liabilities lists the assets and liabilities of the fund on the last day of the reporting period and presents the fund’s net asset value (“NAV”) and market price per share. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. The market price is the closing price on the exchange on which the fund’s shares trade. This price, which may be higher or lower than the fund’s NAV, is the price an investor pays or receives when shares of the fund are purchased or sold. The investments, as presented in the Schedule of Investments, comprise substantially all of the fund’s assets. Other assets include cash and receivables for items such as income earned by the fund but not yet received. Liabilities include payables for items such as fund expenses incurred but not yet paid.

The Statement of Operations details the dividends and interest income earned from investments as well as the expenses incurred by the fund during the reporting period. Fund expenses may be reduced through fee waivers or reimbursements. This statement reflects total expenses before any waivers or reimbursements, the amount of waivers and reimbursements (if any), and the net expenses. This statement also shows the net realized and unrealized gains and losses from investments owned during the period. The Notes to Financial Statements provide additional details on investment income and expenses of the fund.

The Statement of Changes in Net Assets describes how the fund’s net assets were affected by its operating results and distributions to shareholders during the reporting period. This statement is important to investors because it shows exactly what caused the fund’s net asset size to change during the period.

The Statement of Cash Flows is required when a fund has a substantial amount of illiquid investments, a substantial amount of the fund’s securities are internally fair valued, or the fund carries some amount of debt. When presented, this statement explains the change in cash during the reporting period. It reconciles net cash provided by and used for operating activities to the net increase or decrease in net assets from operations and classifies cash receipts and payments as resulting from operating, investing, and financing activities.

The Financial Highlights provide a per-share breakdown of the components that affected the fund’s NAV for the current and past reporting periods. It also shows total return, net investment income ratios, expense ratios, and portfolio turnover rates. The net investment income ratios summarize the income earned less expenses, divided by the average net assets. The expense ratios represent the percentage of average net assets that were used to cover operating expenses during the period. The portfolio turnover rate represents the percentage of the fund’s holdings that have changed over the course of the period, and gives an idea of how long the fund holds on to a particular security. A 100% turnover rate implies that an amount equal to the value of the entire portfolio is turned over in a year through the purchase or sale of securities.

The Notes to Financial Statements disclose the organizational background of the fund, its significant accounting policies, federal tax information, fees and compensation paid to affiliates, and significant risks and contingencies.

We hope this guide to your shareholder report will help you get the most out of this important resource.

AMERICAN MUNICIPAL INCOME PORTFOLIO	2014 ANNUAL REPORT	1

Fund Overview

Average Annual Total Returns

Based on NAV for the period ended June 30, 2014

*Total return has not been annualized.

**The Lipper General & Insured Municipal Debt Funds Leveraged Median represents the median annual total return, with distributions reinvested, of leveraged perpetual national closed-end municipal funds as characterized by Lipper Inc.

***The Barclays Municipal Bond Index: Long is comprised of municipal bonds with more than 22 years to maturity and an average credit quality of AA. Index performance is for illustrative purposes only and does not reflect any fees or expenses. The index is unmanaged and is not available for direct investment.

The average annual total returns for the fund are based on the change in its NAV and assume reinvestment of distributions at NAV. NAV-based performance is used to measure investment management results.

•  Average annual total returns based on the change in market price for the ten-month, one-year, five-year, and ten-year periods ended June 30, 2014, were 13.13%, 7.06%, 11.58%, and 7.48%, respectively.

•  Market price returns assume that all distributions have been reinvested at actual prices pursuant to the fund’s dividend reinvestment plan. Market price returns reflect any broker commissions or sales charges on dividends reinvested at market price.

•  Please remember, you could lose money with this investment. Neither safety of principal nor stability of income is guaranteed. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost. Closed-end funds, such as this fund, often trade at discounts to NAV. Therefore, you may be unable to realize the full NAV of your shares when you sell.

2	AMERICAN MUNICIPAL INCOME PORTFOLIO	2014 ANNUAL REPORT

Fund Overview

Investment Advisor

U.S. Bancorp Asset Management, Inc.

Sub-Advisors

Nuveen Asset Management, LLC

Nuveen Fund

Advisors, LLC

Fund Management

Douglas J. White, CFA

of Nuveen Asset Management, LLC is primarily responsible for the management of the fund. He has 31 years of financial experience.

Christopher L. Drahn

of Nuveen Asset Management, LLC assists with the management of the fund. He has 34 years of financial experience.

What factors affected the economic and municipal market environments during the ten-month fiscal reporting period ended June 30, 2014?

In the United States, the Federal Reserve’s Beige Book report on the economy through late May 2014 indicated that the economy continued to expand at a modest to moderate pace across the various districts. Despite fairly flat economic growth in volume terms for the first half of the year, job gains have continued and have accelerated in recent months along with the rebound in economic growth measures during the second quarter.

The surprisingly steep slump in first quarter Gross Domestic Product (GDP) may cause 2014 economic growth to fall well short of the expectations in place at the beginning of the year. But despite this growth shortfall, labor market conditions continue to improve. Payrolls have recently grown at an accelerating pace and the June unemployment rate fell to a new cyclical low of 6.1%. In addition, recent inflation readings have moved higher. The deflator for personal consumption expenditures has trended higher in recent months, showing a 1.8% annual gain in the latest report through May.

Since the latter part of 2013, the inflection point in inflation measures has been partially due to higher energy and food prices, but the increase in price levels is much more broad-based than these more volatile components. Looking at various components of the Consumer Price Index (CPI), we see service price inflation has been sustained over the past few years, a trend that has recently accelerated. Housing costs are the biggest component of this index, but medical and hospital services, transportation services, insurance and other service prices have all contributed to this trend.

The housing sector remains an area of relative economic softness following the increase in mortgage rates during the second half of 2013. Most recent indicators for sales and building activity have shown some improvement, but the pace remains gradual. Building activity in the multi-family market segment has shown relative strength compared to the single-family segment as homeownership rates have continued to trend lower. Most local governments rely heavily on property taxes which account for approximately two-thirds of local tax collections. Local governments have just begun to enjoy the benefits of home price appreciation; after nine consecutive quarterly declines property taxes had their fourth consecutive quarter of growth in the fourth quarter of 2013 with property tax receipts up 3% above the same period the prior year. However, growth in property tax revenues has been tepid with uneven recovery across regions, at times signs of a slowing real estate market and a lag of one to three years for municipalities to realize benefits from home price appreciation.

Over the fund’s reporting period, the Federal Reserve maintained its benchmark federal funds rate at zero to 0.25% – the range has been in place since December 2008. In January, the Federal Reserve began taking measured steps to end its large scale asset purchase program by tapering purchases of U.S. Treasuries and agency mortgage-backed securities by $5 billion each per month.

State tax collections in the first four months of 2014 came in below their 2013 level. This was largely anticipated, due to individuals accelerating income into 2012 to avoid federal tax increases that took effect in 2013; however, the size of the drop caught some off guard and was further complicated in states that reduced income tax rates.

States have been showing fiscal discipline and have managed to balance their books through tight budgets and fiscal restraint. State fiscal year 2013 budget reserves are approaching the 10-year

AMERICAN MUNICIPAL INCOME PORTFOLIO	2014 ANNUAL REPORT	3

Fund Overview

average of 4.5% of revenues. Even so, seven states project reserves below 1% in fiscal 2014 – down from 12 below 1% in 2010. Debt issuance continues to decline as the willingness to borrow remains low. States will eventually need to address their deferred maintenance costs and this should lead to increased issuance down the road. According to a report by the American Society of Civil Engineers, public infrastructure funding needs have risen 63% since 2009.

The municipal market yield curve flattened considerably during the period as weaker than anticipated economic growth provided a boost to prices of fixed income securities. In addition, technical factors were very supportive as muni new issuance declined and demand for tax exempt securities was strong. In terms of supply for the municipal market, net new issuance is down 10% year-to-date through June 2014 over the same period last year.

How did the fund perform during the ten-month period ended June 30, 2014?

American Municipal Income Portfolio earned a total return of 18.43% based on NAV for the fiscal period ended June 30, 2014. The fund’s market price return was 13.13% during the period. Its competitive group, the Lipper General & Insured Municipal Debt Funds Leveraged Average, produced a median return of 18.22% over the same timeframe. The Barclays Long Municipal Index, the benchmark comparison for the fund, which reflects no fees or expenses, returned 13.91%.

On a NAV basis, the fund outperformed both the Lipper peer group and benchmark during the reporting period. The broad themes in the municipal market in this reporting period were reversed from the prior year. For the fiscal year ended August 31, 2013, the municipal market had come through a moderate bear market cycle. During that period the returns for the fund, its peer group and benchmark were negative. By September 2013, it became clear that municipal fund inflows were trending positive and supply was continuing to decline. These factors combined to cause municipal bonds to turn in strong performance for the fiscal period ending June 30, 2014.

This fiscal period the fund’s performance was primarily driven by duration. The fund has historically been aggressive in terms of duration vs. the benchmark and this year was no different. The Barclay’s index is primarily structured as a bullet with bond maturities out 22 years or longer. The fund has a laddered structure, but is more concentrated in longer maturities and that helped us to outperform the benchmark in the period.

The second biggest driver of performance was sector allocation versus the fund’s benchmark. We were overweight education, corporate-backed and general obligation bonds. The corporate-backed bonds in the portfolio were particularly good performers over the period. The fund was underweight in the electric and special tax sectors, which underperformed the benchmark, so the underweights in those sectors also aided performance. The sector allocations that were negative to performance in the period included our underweight on the transportation and water and sewer sectors. These sectors both outperformed, so our underweight allocation hurt performance slightly. Also, the fund holds a small allocation to pre-refunded bonds, whereas the benchmark has a zero allocation to this sector, and therefore the fund’s exposure was a slight drag on performance. Finally, the fund continued its ongoing overweight allocation to healthcare, which has historically been one of the best performing sectors. This period, the sector was not a big factor for performance.

Allocations to credit ratings were not a major driver of performance in the period, though our security selections did play a role within the rating categories. The fund was overweight BBB-rated and non-rated issues which contributed positively to performance. The benchmark’s BBB

4	AMERICAN MUNICIPAL INCOME PORTFOLIO	2014 ANNUAL REPORT

component underperformed, but the fund’s security selection – combined with the overweight allocation in both the BBB- and non-rated space – outperformed the benchmark. The fund was underweight AA- and AAA-rated components of the market and those rating categories outperformed the index, which should have been a negative for the fund; however, the fund’s security selections outperformed the selections included in the benchmark, making both rating categories positive contributors.

Portfolio Allocation1

As a percentage of total investments on June 30, 2014

Healthcare Revenue	36%
General Obligations	15
Education Revenue	13
Tax Revenue	9
Utility Revenue	8
Transportation Revenue	8
Industrial Development Revenue	4
Leasing Revenue	2
Housing Revenue	2
Economic Development Revenue	1
Pollution Control Revenue	1
Authority Revenue	1
100%

1 Portfolio allocations are subject to change and are not recommendations to buy or sell any security.

AMERICAN MUNICIPAL INCOME PORTFOLIO	2014 ANNUAL REPORT	5

Fund Overview

Geographical Distribution

As a percentage of long-term investments on June 30, 2014. Shaded areas without values indicate states in which the fund has invested less than 0.50% of its assets.

Bond Credit Quality Breakdown1

As a percentage of long-term investments on June 30, 2014

AAA	2%
AA	24
A	36
BBB	20
BB or Lower	5
NR	13
100%

1Individual security ratings are based on information from Moody’s Investors Service Inc. (“Moody’s”), Standard & Poor’s Financial Services LLC (“S&P”), and/or Fitch Ratings Ltd (“Fitch”). If there are multiple ratings for a security, the lowest rating is used unless ratings are provided by all three agencies, in which case the middle rating is used. Credit quality breakdown is subject to change.

We continue to believe the fund is being adequately compensated for the additional risk of investing in longer duration assets, as over longer periods their incremental income has proven beneficial. We also remain comfortable with the sectors we are emphasizing and the credit composition of the portfolio. Although spreads between higher and lower quality bonds have narrowed over the year, they are still attractive compared to long term averages. We continue to have a constructive view of the value of the lower-rated issues which supports our emphasis on the non-rated and lower investment grade bonds, as these have also proven beneficial to the fund over the long term.

6	AMERICAN MUNICIPAL INCOME PORTFOLIO	2014 ANNUAL REPORT

As always, our research team remains vigilant regarding its mandate to closely monitor the credit quality of the fund’s holdings. We will continue to focus on bottom-up security selection, while actively managing the fund’s overall risk profile.

Thank you for your ongoing trust in our process and your investment in the American Municipal Income Portfolio. If you have any questions, please don’t hesitate to contact us at 800.677.3863.

Douglas J. White, CFA

Senior Vice President & Portfolio Manager

Nuveen Asset Management, LLC

Christopher L. Drahn

Senior Vice President & Portfolio Manager

Nuveen Asset Management, LLC

AMERICAN MUNICIPAL INCOME PORTFOLIO	2014 ANNUAL REPORT	7

Fund Overview

Variable Rate MuniFund Term Preferred Shares

As of June 30, 2014, the fund had issued and outstanding 435 shares of Variable Rate MuniFund Term Preferred (VMTP) Shares. The VMTP Shares were issued on April 1, 2014 through private placements with qualified institutional buyers, as defined pursuant to Rule 144A under the Securities Act of 1933. On May 7 and May 9, 2014, the fund refinanced all of its outstanding remarketed preferred shares with the proceeds from the newly issued VMTP Shares.

The dividends on the VMTP Shares reset weekly at a spread to the Securities Industry and Financial Markets Association Municipal Swap Index (SIFMA) and are preferred securities that are senior, with priority in all respects, to shares of the fund’s common stock in liquidation and as to payments of dividends. The initial spread to SIFMA is 0.95% and is subject to increase under certain circumstances. No VMTP Shares have been registered under the Securities Act of 1933 (the “Securities Act”) or any state securities laws. Unless so registered, no VMTP Shares may be offered or sold in the United States except pursuant to an exemption from the registration requirements of the Securities Act and applicable state securities laws. This is neither an offer to sell nor a solicitation of an offer to buy any of these securities.

Refer to note 3 in the Notes to Financial Statements for further details on the fund’s VMTP Shares.

8	AMERICAN MUNICIPAL INCOME PORTFOLIO	2014 ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of American Municipal Income Portfolio, Inc.

We have audited the accompanying statement of assets and liabilities of American Municipal Income Portfolio, Inc. (the “Fund”), including the schedule of investments, as of June 30, 2014, and the related statements of operations, cash flows, changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2014, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Municipal Income Portfolio, Inc. at June 30, 2014, the results of its operations, cash flows, changes in its net assets and the financial highlights for the periods indicated therein in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

August 22, 2014

AMERICAN MUNICIPAL INCOME PORTFOLIO	2014 ANNUAL REPORT	9

Schedule of Investments	June 30, 2014

American Municipal Income Portfolio (XAA)

DESCRIPTION	PAR	FAIR VALUE ¶

(Percentages of each investment category relate to total net assets applicable to outstanding common shares)

Municipal Long-Term Investments — 146.7%
Arizona — 2.8%
Revenue Bonds — 2.8%
Apache County Industrial Development Authority, Tucson Electric Power Company, Series 2012-A, 4.50%, 3/1/30	$330,000	$343,444
Maricopa County Industrial Development Authority, Health Facilities, Catholic Healthcare West, Series 2007-A, 5.25%, 7/1/32	2,000,000	2,090,820

		2,434,264

California — 13.7%
Revenue Bonds — 2.6%
Pollution Control Financing Authority, Solid Waste Disposal, Waste Management Incorporated Project, Series 2005-A-2 (AMT), 5.40%, 4/1/25	1,000,000	1,034,630
State Communities Development Authority, Children’s Hospital, Series 2007, 5.00%, 8/15/47	1,000,000	1,011,060
State Health Facilities Financing Authority, St. Joseph Health System, Series 2013-A, 5.00%, 7/1/37	180,000	195,196
Ventura County Area Housing Authority, Mira Vista Senior Apartments, Series 2006-A (AMBAC) (AMT), 5.00%, 12/1/22	100,000	100,402

		2,341,288

General Obligations — 10.1%
Los Rios Community College District, Series 2009-D, 5.38%, 8/1/34	2,000,000	2,283,600
Mount San Antonio Community College District, Election 2008, Series 2013-A, Convertible (CAB), 6.25%, 8/1/43 X	1,160,000	668,450
Poway Unified School District, Series 2011-B, Zero Coupon Bond, 5.33%, 8/1/41 °	2,000,000	551,960
Rialto Unified School District, Election 2010, Series 2011-A, Convertible (CAB) (AGM), 0.00% through 8/1/26, thereafter, 7.35%, 8/1/41 X	5,000,000	3,219,750
West Contra Costa Unified School District, Election 2010, Series 2011-A-1, 5.00%, 8/1/41	2,000,000	2,150,380

		8,874,140

Tax Allocation Bonds — 1.0%
Davis Redevelopment Agency, Series 2011-A, 7.00%, 12/1/36	260,000	313,529
Lynwood Redevelopment Agency, Series 2011-A, 7.00%, 9/1/31	250,000	303,980
Santee Community Development Commission, Series 2011-A, 7.00%, 8/1/31	220,000	265,366

		882,875

		12,098,303

Colorado — 12.9%
Revenue Bonds — 11.4%
Denver City & County, Airport System, Series 2013-A (AMT), 5.25%, 11/15/43	1,000,000	1,072,610
E-470 Public Highway Authority, Capital Appreciation, Series 2000-B, Zero Coupon Bond (NATL), °
5.28%, 9/1/29	955,000	496,428
5.49%, 9/1/30	2,035,000	997,272
5.60%, 9/1/31	50,000	23,016
5.71%, 9/1/32	2,795,000	1,191,089
5.76%, 9/1/33	50,000	20,028
E-470 Public Highway Authority, Capital Appreciation, Series 2004-A, Zero Coupon Bond (NATL), 5.07%, 9/1/28 °	350,000	193,949
E-470 Public Highway Authority, Capital Appreciation, Series 2004-B, Zero Coupon Bond (NATL), 5.12%, 9/1/28 °	345,000	169,071
E-470 Public Highway Authority, Capital Appreciation, Series 2010, Zero Coupon Bond, °
5.52%, 9/1/35	275,000	99,319
5.47%, 9/1/37	150,000	48,216
5.48%, 9/1/38	25,000	7,601
5.49%, 9/1/39	20,000	5,690
5.53%, 9/1/41	110,000	27,359
State Health Facilities Authority, Evangelical Lutheran,
5.00%, 6/1/29, Series 2005	1,000,000	1,019,010
5.63%, 6/1/43, Series 2013	220,000	241,569
State Health Facilities Authority, Poudre Valley, Series 2005-B (AGM), 5.25%, 3/1/36	2,090,000	2,246,499
State Health Facilities Authority, Valley View Hospital Association, Series 2008, 5.50%, 5/15/28	750,000	787,500
State Health Facilities Authority, Volunteers of America Care, Series 2007-A, 5.00%, 7/1/15	250,000	250,435

The accompanying notes are an integral part of the financial statements.

10	AMERICAN MUNICIPAL INCOME PORTFOLIO	2014 ANNUAL REPORT

American Municipal Income Portfolio (XAA)

DESCRIPTION	PAR	FAIR VALUE ¶

State Housing & Finance Authority, Solid Waste Disposal, Waste Management Incorporated Project, Series 2004 (AMT), 5.70%, 7/1/18	$1,000,000	$1,133,810
Water Reserve & Power Development Authority, Clean Water, Series 1996-A, 5.90%, 9/1/16	10,000	10,048

		10,040,519

General Obligations — 1.5%
Brighton Crossing Metropolitan District No. 4, Series 2013, 7.00%, 12/1/23	1,000,000	1,021,630
Willow Trace Metropolitan District, Series 2006-A (AGC), 4.45%, 12/1/35	350,000	351,375

		1,373,005

		11,413,524

Florida — 9.7%
Revenue Bonds — 9.7%
Bay County, Educational Facilities, Series 2013-A
5.00%, 9/1/45	450,000	424,904
5.00%, 9/1/48	850,000	799,263
City of Atlantic Beach, Health Care Facilities, Series 2013-A, 5.00%, 11/15/37	1,480,000	1,523,453
City of Cape Coral, Water & Sewer, Series 2011 (AGM), 5.00%, 10/1/41	1,000,000	1,070,810
Miami-Dade County Educational Facilities Authority, University of Miami, Series 2008-A, 5.20%, 4/1/24	1,000,000	1,074,620
Miami-Dade County Water & Sewer Systems, Series 2010 (AGM), 5.00%, 10/1/39	1,000,000	1,069,620
Palm Beach County Health Facilities Authority, Abbey Delray South, Series 2003, 5.45%, 10/1/15	1,100,000	1,103,916
Palm Beach County Health Facilities Authority, Waterford Project, Series 2007, 5.88%, 11/15/37	1,300,000	1,389,726
State Development Finance Corporation Education Facilities, Renaissance Charter School, Inc. Projects, Series 2012-A, 6.13%, 6/15/43	100,000	96,012

		8,552,324

Georgia — 0.8%
Revenue Bond — 0.8%
Fulton County Development Authority, Maxon Atlantic Station, Fulton Cooling, Series 2005-A (AMT) (Optional Put 3/1/15 @ 100), 5.13%, 3/1/26	700,000	703,647

Illinois — 7.5%
Revenue Bonds — 4.4%
Metropolitan Pier & Exposition Authority, Capital Appreciation, McCormick, Series 2002-A, Zero Coupon Bond (NATL), 5.28%, 12/15/34 °	5,000,000	1,875,800
State Finance Authority, Capital Appreciation, Clare Water Tower, Series 2010-B, Zero Coupon Bond, 0.00%, 5/15/50 ¥ ° ¿	186,436	2
State Finance Authority, Clare Water Tower, Series 2010-A, 6.00%, 5/15/28 ¥ ¿	390,340	4
State Finance Authority, Rehabilitation Institute of Chicago, Series 2013-A, 6.00%, 7/1/43	390,000	432,911
State Finance Authority, Rush University Medical Center, Series 2006-B (NATL), 5.25%, 11/1/35	1,000,000	1,049,250
State Finance Authority, Three Crowns Park Plaza, Series 2006-A, 5.88%, 2/15/26 ¥	500,000	506,635

		3,864,602

General Obligations — 3.1%
McCook, Series 2008, 5.20%, 12/1/30	1,525,000	1,695,663
State of Illinois,
5.50%, 7/1/38, Series 2013	275,000	299,420
5.00%, 5/1/36, Series 2014	680,000	714,469

		2,709,552

		6,574,154

Indiana — 4.8%
Revenue Bonds — 4.8%
City of Valparaiso, Exempt Facilities, Pratt Paper LLC Project, Series 2013 (AMT), 7.00%, 1/1/44	1,275,000	1,420,070
State Finance Authority, Tax-Exempt Private Activity, Ohio River Bridges East End Crossing Project, Series 2013-A (AMT), 5.00%, 7/1/48	820,000	841,525
State Health & Educational Facility Financing Authority, Sisters of St. Francis, Series 2006 (AGM)
5.25%, 11/1/25	475,000	519,778
5.25%, 11/1/29	530,000	569,898
State Health Facility Financing Authority, Columbus Regional Hospital, Series 1993 (AGM), 7.00%, 8/15/15	895,000	924,320

		4,275,591

AMERICAN MUNICIPAL INCOME PORTFOLIO	2014 ANNUAL REPORT	11

Schedule of Investments	June 30, 2014

American Municipal Income Portfolio (XAA)

DESCRIPTION	PAR	FAIR VALUE ¶

Iowa — 2.3%
Revenue Bonds — 2.3%
Sheldon Health Care Facilities, Northwest Iowa Health Center Project, Series 1994, 6.15%, 3/1/16	$330,000	$331,412
State Finance Authority, Midwestern Disaster Area, Alcoa Project, Series 2012, 4.75%, 8/1/42	1,500,000	1,490,265
State Higher Education Loan Authority, Upper Iowa University Project, Series 2013, 5.00%, 9/1/43	225,000	202,714

		2,024,391

Kansas — 3.2%
Revenue Bonds — 3.2%
Olathe Health Facilities, Olathe Medical Center, Series 2008, 5.00%, 9/1/29	1,000,000	1,038,800
State Development Finance Authority, Hospital, Adventist Health, Series 2009, 5.50%, 11/15/29	1,540,000	1,741,986

		2,780,786

Kentucky — 4.6%
Revenue Bonds — 4.6%
Louisville & Jefferson County Metropolitan Government, College, Bellarmine University, Series 2008-A, 6.00%, 5/1/38	2,500,000	2,645,025
Pikeville Medical Center, Series 2011, 6.50%, 3/1/41	1,250,000	1,419,525

		4,064,550

Louisiana — 1.5%
Revenue Bond — 1.5%
State Public Facilities Authority, Dock & Wharf, Impala Warehousing LLC Project, Series 2013 (AMT), 6.50%, 7/1/36	1,210,000	1,281,801

Maine — 1.2%
Revenue Bond — 1.2%
State Health & Higher Educational Facilities Authority, General Medical Center, Series 2011, 6.75%, 7/1/41	1,000,000	1,096,150

Massachusetts — 8.6%
Revenue Bonds — 8.6%
State Development Finance Agency, Covanta Energy Project, Series 2012-C (AMT), 5.25%, 11/1/42	750,000	758,168
State Development Finance Agency, Loomis Communities, Series 2013-A, 5.13%, 1/1/25	1,220,000	1,340,231
State Development Finance Agency, M/SBRC Project, Series 2002-A (NATL), 5.13%, 2/1/34	1,000,000	1,000,660
State Development Financing Agency, AdventCare Project, ¥
6.75%, 10/15/37, Series 2007-A	650,000	673,790
7.63%, 10/15/37, Series 2010	870,000	964,908
State Development Financing Agency, Education Facility, Academy of the Pacific Rim, Series 2006-A (ACA), 5.13%, 6/1/31	1,825,000	1,804,578
State Health & Educational Facilities Authority, Suffolk University, Series 2009-A, 5.75%, 7/1/39	1,000,000	1,082,400

		7,624,735

Michigan — 1.5%
Revenue Bond — 1.5%
State Strategic Fund, Michigan House of Representatives, Series 2008-A (AGC), 5.25%, 10/15/23	1,165,000	1,315,238

Minnesota — 11.0%
Revenue Bonds — 11.0%
Baytown Township, St. Croix Preparatory Academy Project, Series 2012, 5.75%, 8/1/42	1,000,000	1,001,740
Cuyuna Range Hospital District, Health Facilities, Series 2007, 5.00%, 6/1/29	1,000,000	1,018,700
St. Louis Park Health Care Facilities, Park Nicollet Health Service, Series 2009, 5.75%, 7/1/39	2,000,000	2,194,300
St. Paul Housing & Redevelopment Authority, Community Peace Academy Project, Series 2006-A, 5.00%, 12/1/36	875,000	878,526
St. Paul Housing & Redevelopment Authority, Episcopal Homes Project, Series 2013
5.00%, 5/1/33	500,000	502,095
5.13%, 5/1/48	1,000,000	997,800
St. Paul Housing & Redevelopment Authority, Health Care Facility, HealthPartners Obligation Group Project, Series 2006, 5.25%, 5/15/36	495,000	510,791
St. Paul Housing & Redevelopment Authority, Tax Increment, Upper Landing Project, Series 2012, 5.00%, 9/1/26	400,000	413,088
St. Paul Housing & Redevelopment Hospital Authority, Health East Project, Series 2005, 5.00%, 11/15/17	1,400,000	1,469,762
State Agricultural & Economic Development Board, Fairview Health Care System, Series 2000-A, 6.38%, 11/15/29	30,000	30,134
Worthington Housing Authority, Meadows Worthington Project, Series 2007-A, 5.25%, 11/1/28 ¥	675,000	678,145

		9,695,081

The accompanying notes are an integral part of the financial statements.

12	AMERICAN MUNICIPAL INCOME PORTFOLIO	2014 ANNUAL REPORT

American Municipal Income Portfolio (XAA)

DESCRIPTION	PAR	FAIR VALUE ¶

Mississippi — 2.8%
General Obligations — 2.8%
State Development Bank Special Obligation, Jackson, Series 2009
5.50%, 1/1/23	$1,325,000	$1,486,677
5.80%, 1/1/24	850,000	958,324

		2,445,001

Missouri — 4.2%
Revenue Bonds — 4.2%
Boone County, Boone Hospital Center, Series 2008, 5.63%, 8/1/38	1,500,000	1,612,050
City of St Louis, Airport, Series 2012 (AMT), 4.25%, 7/1/29	490,000	490,000
North Central Regional Water System, Series 2006, 5.00%, 1/1/37 ¥	1,000,000	1,016,440
St. Louis County Industrial Development Authority, Friendship Village Chesterfield, Series 2012, 5.00%, 9/1/42	575,000	575,725

		3,694,215

Montana — 0.7%
Revenue Bond — 0.7%
Forsyth Pollution Control, Northwestern Corporation, Series 2006 (AMBAC), 4.65%, 8/1/23	600,000	644,046

Nebraska — 5.9%
Revenue Bonds — 5.9%
Central Plains Energy Project, Gas Project, Project No. 3, Series 2012, 5.00%, 9/1/32	1,500,000	1,572,660
University of Nebraska, Omaha Health & Recreation Project, Series 2008
5.00%, 5/15/33	1,250,000	1,372,875
5.00%, 5/15/38	2,100,000	2,281,692

		5,227,227

New Jersey — 1.1%
Revenue Bond — 1.1%
Camden County Improvement Authority, Health Care Redevelopment Project, The Cooper Health System, Series 2013-A, 5.75%, 2/15/42	905,000	983,056

New Mexico — 0.0%
Revenue Bond — 0.0%
State Mortgage Finance Authority, Series 1994-A (FHA) (FMHA) (VA), 6.88%, 1/1/25	30,000	31,406

North Carolina — 1.8%
Revenue Bond — 1.8%
State Capital Facilities Finance Agency, Meredith College, Series 2008, 6.13%, 6/1/35	1,500,000	1,610,580

Ohio — 3.5%
Revenue Bonds — 3.5%
Miami County Hospital Facilities, Upper Valley Medical Center, Series 2006, 5.25%, 5/15/26	1,000,000	1,062,210
Muskingum County Hospital Facilities, Genesis HealthCare System Obligated Group Project, Series 2013, 5.00%, 2/15/33	2,000,000	1,980,760

		3,042,970

Oregon — 1.2%
Revenue Bond — 1.2%
City of Portland, Sewer System, Second Lien, Series 2006-B (NATL), 5.00%, 6/15/24	1,000,000	1,082,780

Pennsylvania — 8.7%
Revenue Bonds — 6.0%
Chartiers Valley Industrial & Commercial Development Authority, Friendship Village South, Series 2003-A, 5.75%, 8/15/20	1,000,000	1,002,030
Delaware County College Authority, Neumann College, Series 2008, 6.00%, 10/1/30	1,000,000	1,084,350
Montgomery County Industrial Development Authority, Whitemarsh Continuing Care, Series 2005, 6.25%, 2/1/35	1,000,000	1,010,660
Pennsylvania Turnpike Commission, Series 2014-A, 5.00%, 12/1/38	2,000,000	2,160,140

		5,257,180

General Obligation — 2.7%
Commonwealth of Pennsylvania, First Series 2012, 5.00%, 6/1/24	2,000,000	2,368,620

		7,625,800

AMERICAN MUNICIPAL INCOME PORTFOLIO	2014 ANNUAL REPORT	13

Schedule of Investments	June 30, 2014

American Municipal Income Portfolio (XAA)

DESCRIPTION	PAR	FAIR VALUE ¶

South Carolina — 3.8%
Revenue Bonds — 3.8%
Environmental Improvement, Georgetown County, International Paper, Series 2005-A (AMT), 5.55%, 12/1/29	$650,000	$665,100
State Educational Facilities Authority, Wofford College, Series 2007-A, 4.50%, 4/1/30	750,000	768,495
State Public Service Authority, Santee Cooper, Series 2006-A (NATL), 5.00%, 1/1/30	1,800,000	1,881,198

		3,314,793

South Dakota — 4.0%
Revenue Bonds — 4.0%
City of Deadwood, Sales Tax, Series 2009-B, 6.25%, 12/1/28 ¥	1,300,000	1,418,768
State Economic Development Finance Authority, Pooled Loan Program, Davis Family, Series 2004-A (AMT), 6.00%, 4/1/29	1,000,000	1,004,180
State Health & Educational Facilities Authority, Vocational Education Program, Series 2008 (AGC), 5.50%, 8/1/38	1,000,000	1,123,200

		3,546,148

Texas — 18.1%
Revenue Bonds — 11.1%
Clifton Higher Education Finance, Education IDEA Public School, Series 2013, 6.00%, 8/15/43	1,000,000	1,138,470
Gulf Coast Industrial Development Authority, Solid Waste Disposal, CITGO Petroleum Corporation Project, Series 1995 (AMT), 4.88%, 5/1/25	215,000	219,332
North Texas Tollway Authority, First Tier, Series 2008-E-3 (Mandatory Put 1/1/16 @ 100), 5.75%, 1/1/38	500,000	535,725
North Texas Tollway Authority, Second Tier, Series 2008-F, 5.75%, 1/1/38	1,000,000	1,103,750
State Private Activity Bond Surface Transportation, Senior Lein, NTE Mobility Partners Segments 3 LLC Segments 3A and 3B Facility, Series 2013 (AMT), 6.75%, 6/30/43	380,000	453,086
Tarrant County Cultural Education, Hendrick Medical Center Project, Series 2009-B (AGC), 5.25%, 9/1/26	1,300,000	1,426,425
Tarrant County Cultural Education, Northwest Senior Housing, Edgemere Project, Series 2006-A, 6.00%, 11/15/26 ¥	600,000	624,276
Texas Transportation Commission State Highway Fund, Series 2014-A, 5.00%, 4/1/22	2,000,000	2,432,920
Travis County Health Facilities Development Authority, Retirement Facility, Querencia Barton Creek Project, Series 2005 ¥
5.50%, 11/15/25	200,000	202,148
5.65%, 11/15/35	1,600,000	1,607,200

		9,743,332

General Obligations — 7.0%
Humble Independent School District, Series 2008-A (AGC), 5.25%, 2/15/22	1,000,000	1,136,460
Plano Independent School District, Series 2008-A, 5.25%, 2/15/34	3,500,000	3,913,035
Round Rock Independent School District, Series 2009, 5.00%, 8/1/27	1,000,000	1,137,670

		6,187,165

		15,930,497

Virginia — 1.9%
Revenue Bonds — 1.9%
City of Chesapeake, Transportation System Senior Toll Road, Series 2012-B, Convertible (CAB), 0.00% through 7/15/23, thereafter, 4.88%, 7/15/40 X	170,000	102,328
Fairfax County Redevelopment & Housing Authority, Multifamily Housing, FHA-Insured Mortgage — Cedar Ridge Project, Series 2007 (AMT), 4.85%, 10/1/48	1,000,000	1,005,620
Virginia Small Business Financing Authority, Elizabeth River Crossings, Series 2012 (AMT), 5.50%, 1/1/42	500,000	530,530

		1,638,478

Washington — 2.9%
Revenue Bonds — 2.9%
State Health Care Facilities Authority, Central Washington Health Services, Series 2009, 6.25%, 7/1/24	2,000,000	2,245,540
State Housing Finance Commission, Riverview Retirement Community, Series 2012, 5.00%, 1/1/48	320,000	314,634

		2,560,174

Total Municipal Long-Term Investments (Cost: $118,994,293)		129,311,710

The accompanying notes are an integral part of the financial statements.

14	AMERICAN MUNICIPAL INCOME PORTFOLIO	2014 ANNUAL REPORT

American Municipal Income Portfolio (XAA)

DESCRIPTION	PAR/ SHARES	FAIR VALUE ¶

Short-Term Investment — 0.4%
First American Tax Free Obligations Fund, Class Z, 0.01% W (Cost: $337,140)	$337,140	$337,140

Total Investments ▲ — 147.1% (Cost: $119,331,433)		129,648,850

Variable Rate MuniFund Term Preferred Shares, at Liquidation Value ¨ — (49.3)%		(43,500,000)

Other Assets and Liabilities, Net — 2.2%		1,972,174

Total Net Assets Applicable to Outstanding Common Shares — 100.0%		$88,121,024

¶	Securities are valued in accordance with procedures described in note 2 in Notes to Financial Statements.

X	Convertible Capital Appreciation Bonds (Convertible CABs) initially pay no interest but accrete in value from the date of issuance through the conversion date, at which time the bonds start to accrue and pay interest on a semiannual basis until final maturity.

°	Zero coupon bonds make no periodic interest payments, but are issued at deep discounts from par value. The rate shown is the effective yield as of June 30, 2014.

¥	Security considered illiquid. As of June 30, 2014, the fair value of these investments was $7,692,316 or 8.7% of total net assets applicable to outstanding common shares. See note 2 in Notes to Financial Statements.

¿	Security is currently in default with regards to scheduled interest and/or principal payments.

W	Investment in affiliated security. This money market fund is advised by U.S. Bancorp Asset Management, Inc., which also serves as advisor for the fund. The rate shown is the annualized seven-day effective yield as of June 30, 2014.

▲	On June 30, 2014, the cost of investments for federal income tax purposes was $119,350,705. The aggregate gross unrealized appreciation and depreciation of investments, based on this cost, were as follows:

Gross unrealized appreciation	$10,968,556
Gross unrealized depreciation	(670,411)

Net unrealized appreciation	$10,298,145

¨	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value, as a percentage of total investments is 33.6%.

ACA–ACA Financial Guaranty Corporation

AGC–Assured Guaranty Corporation

AGM–Assured Guaranty Municipal Corporation

AMBAC–American Municipal Bond Assurance Corporation

AMT–Alternative Minimum Tax. As of June 30, 2014, the aggregate fair value of securities subject to the AMT was $12,714,511, which represents 14.4% of total net assets applicable to common shares.

CAB–Capital Appreciation Bond

FHA–Federal Housing Administration

FMHA–Farmers Home Administration

NATL–National Public Finance Guarantee Corporation

VA–Veterans Administration

AMERICAN MUNICIPAL INCOME PORTFOLIO	2014 ANNUAL REPORT	15

Statement of Assets and Liabilities	June 30, 2014

Assets:
Unaffiliated investments, at fair value (Cost: $118,994,293) (note 2)	$129,311,710
Affiliated money market fund, at fair value (Cost: $337,140) (note 5)	337,140
Receivable for investments sold	236,963
Receivable for accrued interest	1,800,708
Deferred refinancing costs (note 3)	75,557
Prepaid expenses and other assets	460

Total assets	131,762,538

Liabilities:
Variable Rate MuniFund Term Preferred Shares, at liquidation value (note 3)	43,500,000
Payable for investment advisory fees	36,648
Payable for administration fees	21,087
Payable for postage and printing fees	4,668
Payable for audit fees	18,114
Payable for remarketing fees	19,520
Payable for legal fees	17,626
Payable for pricing fees	1,322
Payable for transfer agent fees	9,909
Payable for other expenses	12,620

Total liabilities	43,641,514

Net assets applicable to outstanding common shares	$88,121,024

Net assets applicable to outstanding common shares consist of:
Common shares and additional paid-in capital	$80,009,101
Undistributed net investment income	809,784
Accumulated net realized loss on investment	(3,015,278)
Net unrealized appreciation of investments	10,317,417

Net assets applicable to outstanding common shares	$88,121,024

Net asset value and market price of common shares:
Net assets applicable to outstanding common shares	$88,121,024
Common shares outstanding (authorized 200 million shares of $0.01 par value)	5,756,267
Net asset value per share	$15.31
Market price per share	$14.50

Liquidation value of Variable Rate MuniFund Term Preferred Shares (note 3):
Net assets applicable to Variable Rate MuniFund Term Preferred Shares	$43,500,000
Variable Rate MuniFund Term Preferred Shares outstanding (authorized one million shares)	435
Liquidation value per share	$100,000

The accompanying notes are an integral part of the financial statements.

16	AMERICAN MUNICIPAL INCOME PORTFOLIO	2014 ANNUAL REPORT

Statement of Operations

	Ten-Month Period Ended 6/30/14*	Year Ended 8/31/13
Investment Income:
Interest from unaffiliated investments	$5,491,318	$6,785,417
Dividends from affiliated money market fund	—	23

Total investment income	5,491,318	6,785,440

Expenses (note 5)
Interest expense and amortization of refinancing costs (note 3)	124,251	—
Investment advisory fees	367,154	463,899
Administration fees	209,802	264,925
Remarketing agent fees	49,823	66,122
Custodian fees	5,343	6,894
Postage and printing fees	19,370	23,028
Transfer agent fees	31,383	33,273
Listing fees	23,566	23,816
Directors’ fees	52,513	72,913
Legal fees	29,478	36,033
Audit fees	58,783	55,268
Insurance fees	35,530	29,882
Pricing fees	7,732	9,457
Other expenses	47,616	46,662

Total expenses	1,062,344	1,132,172

Less: Fee reimbursements (note 5)	(1,270)	(854)
Less: Indirect payments from custodian (note 5)	—	(72)

Total net expenses	1,061,074	1,131,246

Net investment income	4,430,244	5,654,194

Net realized and unrealized gains (losses) on investments (notes 2 and 4):
Net realized gain (loss) on investments	(1,566,369)	889,747
Net change in unrealized appreciation or depreciation of investments	11,208,276	(13,120,282)

Net gain (loss) on investments	9,641,907	(12,230,535)

Distributions to remarketed preferred shareholders (note 2):
From net investment income	(30,909)	(89,583)

Net increase in net assets applicable to outstanding common shares resulting from operations	$14,041,242	$(6,665,924)

*	See note 1.

AMERICAN MUNICIPAL INCOME PORTFOLIO	2014 ANNUAL REPORT	17

Statements of Changes in Net Assets

	Ten-Month Period Ended 6/30/14*	Year Ended 8/31/13	Year Ended 8/31/12
Operations:
Net investment income	$4,430,244	$5,654,194	$5,644,589
Net realized gain (loss) on investments	(1,566,369)	889,747	12,549
Net change in unrealized appreciation or depreciation of investments	11,208,276	(13,120,282)	8,593,372
Distribution to remarketed preferred shareholders from net investment income (note 2)	(30,909)	(89,583)	(104,807)

Net increase (decrease) in net assets applicable to outstanding common shares resulting from operations	14,041,242	(6,665,924)	14,145,703

Distributions to common shareholders (note 2):
From net investment income	(4,605,014)	(5,425,282)	(5,353,329)

Total increase (decrease) in net assets applicable to outstanding common shares	9,436,228	(12,091,206)	8,792,374

Net assets applicable to outstanding common shares at beginning of period	78,684,796	90,776,002	81,983,628

Net assets applicable to outstanding common shares at end of period	$88,121,024	$78,684,796	$90,776,002

Undistributed net investment income	$809,784	$1,015,463	$876,134

*	See note 1.

The accompanying notes are an integral part of the financial statements.

18	AMERICAN MUNICIPAL INCOME PORTFOLIO	2014 ANNUAL REPORT

Statement of Cash Flows

Ten-Month Period Ended 6/30/14*
Cash flows from operating activities:
Net increase in net assets resulting from operations	$14,072,151
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(14,055,704)
Proceeds from sales of investments	14,682,337
Net purchases/sales of short-term investments	188,850
Net amortization/accretion of bond discount and premium	(343,452)
Net change in unrealized appreciation or depreciation of investments	(11,208,276)
Net realized loss on investments	1,566,369
Increase in receivable for accrued interest and dividends	(248,523)
Increase in deferred refinancing cost	(75,557)
Decrease in prepaid expenses and other assets	35,501
Increase in accrued fees and expenses	14,035

Net cash provided by operating activities	4,627,731

Cash flows from financing activities:
Decrease in remarketed preferred shares	(43,500,000)
Increase in Variable Rate MuniFund Term Preferred shares	43,500,000
Distributions paid to shareholders	(4,636,273)

Net cash used in financing activities	(4,635,273)

Net decrease in cash	(8,542)
Cash at beginning of period	8,542

Cash at end of period	$0

Supplemental disclosure of cash flow information:
Cash paid for interest (excluding amortization of refinancing costs)	$75,261

*	See note 1.

AMERICAN MUNICIPAL INCOME PORTFOLIO	2014 ANNUAL REPORT	19

Financial Highlights

Per-share data for an outstanding common share throughout each period and selected information for each period are as follows:

	Ten-Month Period Ended June 30, 2014*	Year Ended August 31,
		2013	2012	2011	2010	2009
Per-Share Data
Net asset value, common shares, beginning of period	$13.67	$15.77	$14.24	$14.74	$13.05	$13.55

Operations:
Net investment income	0.77	0.98	0.98	0.99	0.99	0.99
Net realized and unrealized gain (losses) on investments and futures contracts	1.68	(2.12)	1.50	(0.50)	1.71	(0.55)
Distributions to remarketed preferred shareholders:
From net investment income	(0.01)	(0.02)	(0.02)	(0.03)	(0.03)	(0.13)

Total from operations	2.44	(1.16)	2.46	0.46	2.67	0.31

Distributions to common shareholders:
From net investment income	(0.80)	(0.94)	(0.93)	(0.96)	(0.98)	(0.81)

Net asset value, common shares, end of period	$15.31	$13.67	$15.77	$14.24	$14.74	$13.05

Market value, common shares, end of period	$14.54	$13.62	$16.09	$13.60	$14.89	$12.37

Selected Information
Total return, common shares, net asset value [1]	18.43%[6]	(7.90)%	17.93%	3.47%	21.27%	3.13%
Total return, common shares, market value [2]	13.13%[6]	(10.11)%	25.95%	(1.97)%	29.07%	4.11%
Net assets applicable to outstanding common shares at end of period (in millions)	$88	$79	$91	$82	$85	$75
Ratio of expenses to average weekly net assets applicable to outstanding common shares before fee reimbursements [3]	1.54%[7]	1.27%	1.32%	1.38%	1.27%	1.37%
Ratio of expenses to average weekly net assets applicable to outstanding common shares after fee reimbursements [3]	1.54%[7]	1.27%	1.32%	1.37%	1.26%	1.37%
Ratio of net investment income to average weekly net assets applicable to outstanding common shares before fee reimbursements [3]	6.43%[7]	6.35%	6.52%	7.09%	7.15%	8.37%
Ratio of net investment income to average weekly net assets applicable to outstanding common shares after fee reimbursements [3]	6.43%[7]	6.35%	6.52%	7.10%	7.16%	8.37%
Portfolio turnover rate	11%	17%	12%	9%	10%	22%
Net assets applicable to remarketed preferred shares, end of period (in millions)	$—	$44	$44	$44	$44	$44
Asset coverage per remarketed preferred share (in thousands) [4]	$—	$70	$77	$72	$74	$68
Liquidation preference per remarketed preferred share (in thousands)	$—	$25	$25	$25	$25	$25
Net assets applicable to Variable Rate MuniFund Term Preferred shares, end of period (in millions)	$44	$—	$—	$—	$—	$—
Asset coverage per Variable Rate MuniFund Term Preferred share (in thousands) [5]	$303	$—	$—	$—	$—	$—
Liquidation value per Variable Rate MuniFund Term Share (in thousands)	$100	$—	$—	$—	$—	$—

*	See note 1.
[1]	Assumes reinvestment of distributions at net asset value.
[2]	Assumes reinvestment of distributions at actual prices pursuant to the fund’s dividend reinvestment plan.
[3]	Ratios do not reflect the effect of dividend payments to preferred shareholders; income ratios reflect income earned on assets attributable to preferred shares, where applicable.
[4]	Represents net assets applicable to outstanding common shares plus preferred shares at liquidation value divided by preferred shares outstanding.
[5]

Represents net assets applicable to outstanding common shares plus Variable Rate MuniFund Term Preferred shares at liquidation value divided by Variable Rate MuniFund Term Preferred shares outstanding.

[6]	Total return has not been annualized.
[7]	Annualized.

The accompanying notes are an integral part of the financial statements.

20	AMERICAN MUNICIPAL INCOME PORTFOLIO	2014 ANNUAL REPORT

Notes to Financial Statements

(1)	Organization

American Municipal Income Portfolio Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a diversified, closed-end management investment company. The fund invests primarily in a diverse range of municipal securities that, at the time of purchase, are rated investment grade or are unrated and deemed to be of comparable quality by one of the fund’s sub-advisors Nuveen Asset Management, LLC (“NAM”). The fund may invest up to 20% of its total assets in municipal securities that, at the time of purchase, are rated lower than investment grade or are unrated and deemed to be of comparable quality by NAM. Municipal securities in which the fund invests may include municipal derivative securities, such as inverse floating rate and inverse interest-only municipal securities, which may be more volatile than traditional municipal securities in certain market conditions. The fund’s investments also may include repurchase agreements, futures contracts, options on futures contracts, options, and interest rate swaps, caps, and floors. Fund shares are listed on the New York Stock Exchange (“NYSE”) under the symbol XAA.

On April 30, 2014, the fund announced that the fund’s board of directors (the “board”) had approved a proposal to merge the fund into the Nuveen Investment Quality Municipal Fund, Inc. (NQM), a closed-end fund managed by Nuveen Fund Advisors, LLC and sub-advised by Nuveen Asset Management, LLC, both current sub-advisors of the fund. The proposal was submitted to shareholders of the fund for approval. The shareholder meeting was originally scheduled to occur on August 15, 2014, but has been adjourned to September 15, 2014.

On May 12, 2014, the board approved a fiscal year end change for the fund from August 31 to June 30.

(2)	Summary of Significant Accounting Policies

Security Valuations

Security valuations for the fund’s investments are furnished generally by an independent pricing service that has been approved by the board. Debt obligations exceeding 60 days to maturity are valued by an independent pricing service that has been approved by the board. Securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. Debt obligations with 60 days or less remaining until maturity may be valued at their amortized cost, which approximates market value. Investments in open-end funds are valued at their respective net asset values on the valuation date.

When held by the fund, exchange listed futures and options on futures are priced at their last sale price on the exchange on which they are principally traded, as determined by the fund’s investment advisor, U.S. Bancorp Asset Management, Inc. (“USBAM”), on the day the valuation is made. If there were no sales on that day, futures and options on futures will be valued at the last reported bid price. Options on securities, indices, and currencies traded on Nasdaq or listed on a stock exchange are valued at the last sale price on Nasdaq or on any exchange on the day the valuation is made. If there were no sales on that day, the options will be valued at the last sale price on the previous valuation date. Last sale prices are obtained from an independent pricing service. Swaps and over-the-counter options on securities and indices, are valued at the quotations received from an independent pricing service, if available.

When market quotations are not readily available, securities are internally valued at fair value as determined in good faith by procedures established and approved by the board. As of June 30, 2014, the fund held no internally fair valued securities.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

GAAP requires disclosures regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a three-tier fair value hierarchy for observable and

AMERICAN MUNICIPAL INCOME PORTFOLIO	2014 ANNUAL REPORT	21

Notes to Financial Statements

unobservable inputs used in measuring fair value. Observable inputs reflect the assumptions market participants would use in pricing an asset or liability and are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. Fair value inputs are summarized in the three broad levels listed below:

Level 1 - Quoted prices in active markets for identical securities.

Level 2 - Other significant observable inputs (including quoted prices for similar securities, with similar interest rates, prepayment speeds, credit risk, etc.).

Level 3 - Significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments). Generally, the types of securities included in Level 3 of the fund are securities for which there is limited or no observable fair value inputs available, and as such the fair value is determined through independent broker quotations or management’s fair value procedures established by the board.

The fair value levels are not necessarily an indication of the risk associated with investing in these investments.

As of June 30, 2014, the fund’s investments were classified as follows:

	Level 1	Level 2	Level 3	Total Fair Value
Investments
Municipal Long-Term Investments	$—	$129,311,710	$—	$129,311,710
Short-Term Investments	337,140	—	—	337,140

Total Investments	$337,140	$129,311,710	$—	$129,648,850

Refer to the Schedule of Investments for further security classification.

During the ten-month period ended June 30, 2014, the fund recognized no transfers between fair value levels.

Valuation Methodologies for Fair Value Measurements Categorized within Level 2

Municipal Long-Term Investments

Municipal long-term investments are valued by an independent pricing service. The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other formula-driven valuation techniques. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions.

Valuation Process for Fair Value Measurements

The board has adopted policies and procedures for the valuation of the fund’s investments (the “valuation procedures”). The valuation procedures establish a valuation committee consisting of representatives from USBAM investment management, legal, treasury and compliance departments (the “valuation committee”). The board has authorized the valuation committee to make fair value determinations in accordance with the valuation procedures. The audit committee of the board meets on a regular basis to, among other things, review fair value determinations made by the valuation committee, monitor the appropriateness of any previously determined fair value methodology, and approve in advance any proposed changes to such methodology, and presents such changes for ratification by the board.

Security Transactions and Investment Income

For financial statement purposes, the fund records security transactions on the trade date of the security purchase or sale. Dividend income is recorded on the ex-dividend date. Interest income, including accretion of bond discounts and amortization of bond premiums, is recorded on an accrual basis. Security gains and losses are determined on the basis of identified cost, which is the same basis used for federal income tax purposes. The resulting gain/loss is calculated as the difference between the sales price and the underlying cost of the security on the transaction date.

22	AMERICAN MUNICIPAL INCOME PORTFOLIO	2014 ANNUAL REPORT

Distributions to Shareholders

Distributions from net investment income are made monthly for common shareholders and preferred shareholders. Common share distributions are recorded as of the close of business on the ex-dividend date and preferred share dividends are accrued daily. Net realized gain distributions, if any, will be made at least annually.

Distributions are payable in cash or, for common shareholders pursuant to the fund’s dividend reinvestment plan, reinvested in additional common shares of the fund. Under the dividend reinvestment plan, common shares will be purchased in the open market.

Federal Taxes

The fund intends to continue to qualify as a regulated investment company as provided in Subchapter M of the Internal Revenue Code, as amended, and to distribute all taxable income, if any, to its shareholders. Accordingly, no provision for federal income taxes is required.

As of June 30, 2014, the fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable taxing authority. Generally, tax authorities can examine all the tax returns filed for the last three years.

Net investment income and net realized gains and losses may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to deferred straddle losses. To the extent these differences are permanent, reclassifications are made to the appropriate capital accounts in the fiscal period in which the differences arise.

The character of distributions made during the fiscal period from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal period in which amounts are distributed may differ from the fiscal period that the income or realized gains or losses were recorded by the fund.

The character of common and preferred share distributions paid during the ten-month period ended June 30, 2014, and the fiscal year ended August 31, 2013, were as follows:

	6/30/14	8/31/13
Distributions paid from:
Tax exempt income	4,434,392	$5,515,105
Ordinary income	201,881	—

	4,636,273	$5,515,105

As of June 30, 2014, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed tax-exempt income	$695,816
Undistributed ordinary income	119,154
Accumulated capital and post-October losses	(2,996,006)
Unrealized appreciation (depreciation)	10,298,145
Other accumulated gain (loss)	(5,186)

Accumulated earnings(deficit)	$8,111,923

Under the Regulated Investment Company Modernization Act of 2010, the funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law.

AMERICAN MUNICIPAL INCOME PORTFOLIO	2014 ANNUAL REPORT	23

Notes to Financial Statements

For federal income tax purposes, the fund had capital loss carryovers at June 30, 2014, which, if not offset by subsequent capital gains, will expire on the fund’s fiscal year-ends as follows:

Capital Loss Carryover	Expiration
$1,349,646	2018
79,991	2019
1,198,768	Indefinite

$2,628,405

During the ten-month period the fund did not utilize capital loss carryovers.

The fund incurred losses of $367,601 for tax purposes for the period from November 1, 2013 to June 30, 2014. As permitted by tax regulations, the fund intends to defer and treat the losses as arising in the next fiscal period.

Derivatives

The fund may invest in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. The fund’s investment objective allows the fund to enter into various types of derivative contracts, including, but not limited to, futures contracts, options on futures contracts, options, and interest rate swaps, caps, and floors. Derivatives may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and the potential for market movements that may expose the fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. The fund will limit its investments in derivatives to the extent necessary for the fund and USBAM to each claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator. As of June 30, 2014, the fund had no outstanding derivative contracts.

Futures Transactions

In order to protect against changes in interest rates, the fund may buy and sell interest rate futures contracts. Upon entering into a futures contract, the fund is required to deposit cash or pledge U.S. Government securities. The margin required for a futures contract is set by the exchange on which the contract is traded. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying security or securities, are made or received by the fund each day (daily variation margin) and recorded as unrealized gains (losses) until the contract is closed. When the contract is closed, the fund records a realized gain (loss) equal to the difference between the proceeds from (or cost of) the closing transaction and the fund’s basis in the contract.

Risks of entering into futures contracts, in general, include the possibility that there will not be a perfect price correlation between the futures contracts and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the fund could lose more than the original margin deposit required to initiate a futures transaction. These contracts involve market risk in excess of the amount reflected in the fund’s Statement of Assets and Liabilities. Unrealized gains (losses) on outstanding positions in futures contracts held at the close of the period will be recognized as capital gains (losses) for federal income tax purposes. As of June 30, 2014, the fund had no outstanding futures contracts.

Securities Purchased on a When-Issued Basis

Delivery and payment for securities that have been purchased by the fund on a when-issued or forward-commitment basis can take place a month or more after the transaction date. Such securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The fund segregates assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of the fund’s net asset value if the fund makes such purchases while remaining substantially fully invested. As of June 30, 2014, the fund had no outstanding when-issued or forward-commitment securities.

24	AMERICAN MUNICIPAL INCOME PORTFOLIO	2014 ANNUAL REPORT

In connection with the ability to purchase securities on a when-issued basis, the fund may also enter into dollar rolls in which the fund sells securities purchased on a forward-commitment basis and simultaneously contracts with a counterparty to repurchase similar (same type, coupon, and maturity), but not identical securities on a specified future date. As an inducement for the fund to “rollover” its purchase commitments, the fund receives negotiated amounts in the form of reductions of the purchase price of the commitment. Dollar rolls are considered a form of leverage. As of June 30, 2014, the fund had no dollar roll transactions.

Illiquid or Restricted Securities

A security may be considered illiquid if it lacks a readily available market. Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the security is valued by the fund. Illiquid securities may be valued under methods approved by the fund’s board of directors as reflecting fair value. Illiquid securities may include restricted securities, which are often purchased in private placement transactions, are not registered under the Securities Act of 1933, and may have contractual restrictions on resale.

As of June 30, 2014, the fund held 11 illiquid securities, the fair value of which was $7,692,316, which represents 8.7% of total net assets applicable to outstanding common shares. As of June 30, 2014, there were no restricted securities. Information concerning illiquid securities, including restricted securities considered to be illiquid, is as follows:

Security	Par	Date Acquired	Cost Basis
City of Deadwood, Sales Tax, Series 2009-B, 6.25%, 12/1/28	$1,300,000	06/09	$1,281,694
North Central Regional Water System, Series 2006, 5.00%, 1/1/37	1,000,000	12/06	997,300
State Development Financing Agency, AdventCare Project, Series 2007-A, 6.75%, 10/15/37	650,000	10/07	648,465
State Development Financing Agency, AdventCare Project, Series 2010, 7.63%, 10/15/37	870,000	07/10	858,206
State Finance Authority, Capital Appreciation, Clare Water Tower, Series 2010-B, Zero Coupon Bond, 0.00%, 5/15/50	186,436	11/05	0
State Finance Authority, Clare Water Tower, Series 2010-A, 6.00%, 5/15/28	390,340	11/05	486,120
State Finance Authority, Three Crowns Park Plaza, Series 2006-A, 5.88%, 2/15/26	500,000	12/08	371,886
Tarrant County Cultural Education, Northwest Senior Housing, Edgemere Project, Series 2006-A, 6.00%, 11/15/26	600,000	04/06	606,577
Travis County Health Facilities Development Authority, Retirement Facility, Querencia Barton Creek Project, Series 2005, 5.50%, 11/15/25	200,000	10/05	195,874
Travis County Health Facilities Development Authority, Retirement Facility, Querencia Barton Creek Project, Series 2005, 5.65%, 11/15/25	1,600,000	09/05	1,159,625
Worthington Housing Authority, Meadows Worthington Project, Series 2007-A, 5.25%, 11/1/28	675,000	05/07	675,000

Inverse Floaters

As part of its investment strategy, the fund may invest in certain securities for which the potential income return is inversely related to changes in a floating interest rate (“inverse floaters”). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Inverse floaters may be characterized as derivative securities and may subject the fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters may provide investment leverage. The market values of inverse floaters will generally be more volatile than those of fixed-rate, tax-exempt securities. Therefore, to the extent the fund invests in inverse floaters, the net asset value of the fund’s shares may be more volatile than if the fund did not invest in such securities. As of and for the ten-month period ended June 30, 2014, the fund had no outstanding investments in inverse floaters.

Repurchase Agreements

Securities pledged as collateral for repurchase agreements are held by the fund’s custodian or sub-custodian until maturity of the repurchase agreement. All agreements require that the daily market value of the collateral be in

AMERICAN MUNICIPAL INCOME PORTFOLIO	2014 ANNUAL REPORT	25

Notes to Financial Statements

excess of the repurchase amount, including accrued interest, to protect the fund in the event of a default. As of June 30, 2014, the fund had no outstanding repurchase agreements.

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements, in conformity with GAAP, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the results of operations during the reporting period. Actual results could differ from these estimates.

Events Subsequent to Period End

Management has evaluated fund related events and transactions that occurred subsequent to June 30, 2014, through the date of issuance of the fund’s financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the fund’s financial statements.

(3)	Variable Rate MuniFund Term Preferred Shares

As of June 30, 2014, the fund had issued and outstanding 435 shares of Variable Rate MuniFund Term Preferred (“VMTP”) Shares with a $100,000 liquidation value per share and an aggregate liquidation value of $43,500,000. The VMTP Shares were issued on April 1, 2014 via private placement and are not publicly available. The dividends on the VMTP Shares reset weekly at a spread to the Securities Industry and Financial Markets Association Municipal Swap Index (“SIFMA”) and are preferred securities that are senior, with priority in all respects, to shares of the fund’s common stock in liquidation and as to payments of dividends. The initial spread to SIFMA is 0.95% and is subject to increase under certain circumstances. The amount of VMTP outstanding remained unchanged during the period from issuance of the VMTP shares through June 30, 2014.

On May 7 and May 9, 2014, the fund refinanced all of its 1,740 outstanding remarketed preferred shares (870 shares in Class “T” and 870 shares in Class “TH”) at their liquidation preference of $25,000 per share with the proceeds from the newly issued VMTP Shares. The dividend rate on the remarketed preferred shares was adjusted every seven days (on Tuesdays for Class “T” and on Thursdays for Class “TH”).

The fund is obligated to redeem its VMTP Shares by the date as specified in its offering documents (“Term Redemption Date”), unless earlier redeemed or repurchased by the fund. VMTP Shares are subject to optional and mandatory redemption in certain circumstances. The VMTP Shares are subject to redemption at the option of the fund, subject to payment of a premium for approximately one year following the date of issuance (“Premium Expiration Date”), and at the liquidation value thereafter. The fund may be obligated to redeem certain of the VMTP Shares if the fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends. The Term Redemption Date is May 1, 2017, and the Premium Expiration Date is May 1, 2015 for the fund’s VMTP Shares.

VMTP Shares generally do not trade, and market quotations are generally not available. VMTP Shares are short-term or short/intermediate-term instruments that pay a variable dividend rate tied to a short-term index, plus an additional “spread” amount established at the time of issuance. The fair value of VMTP Shares is expected to be approximately their liquidation par value so long as the “spread” on the VMTP Shares remains roughly in line with the “spread” rates being demanded by investors on instruments having similar terms in the current market environment. In present market conditions, USBAM has determined that fair value of VMTP Shares is their liquidation value, but their fair value could vary if market conditions change materially. For financial reporting purposes, the liquidation value of VMTP Shares is recorded as a liability and recognized as “Variable Rate MuniFund Term Preferred Shares, at liquidation value” on the Statement of Assets and Liabilities.

Dividends on the VMTP shares are treated as interest payments for financial reporting purposes. Unpaid dividends on VMTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities, when applicable. Dividends accrued on VMTP Shares are recognized as a component of “Interest expense and amortization of refinancing costs” on the Statement of Operations.

26	AMERICAN MUNICIPAL INCOME PORTFOLIO	2014 ANNUAL REPORT

Costs incurred by the fund in connection with its offering of VMTP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as components of “Deferred refinancing costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of refinancing costs” on the Statement of Operations.

(4)	Investment Security Transactions

Cost of purchases and proceeds from sales of securities, other than temporary investments in short-term securities, for the ten-month period ended June 30, 2014, aggregated $14,399,156 and $14,251,919, respectively.

(5)	Fees and Expenses

Investment Advisory Fees

Pursuant to an investment advisory agreement, USBAM, a subsidiary of U.S. Bank National Association (“U.S. Bank”), manages the fund’s assets and furnishes related office facilities, equipment, research, and personnel. The agreement provides USBAM with a monthly investment advisory fee in an amount equal to an annualized rate of 0.35% of the fund’s average weekly net assets including preferred shares. For its fee, USBAM provides investment advice and, in general, conducts the management and investment activities of the fund.

The fund may invest in related money market funds that are series of First American Funds, Inc., subject to certain limitations. In order to avoid the payment of duplicative investment advisory fees to USBAM, which acts as the investment advisor to both the fund and the related money market funds, USBAM will reimburse the fund an amount equal to the investment advisory fee received from the related money market funds that is attributable to the assets of the fund. These reimbursements, if any, are disclosed as “Fee reimbursements” in the Statement of Operations.

NAM and Nuveen Fund Advisors, Inc. (“NFA”) each serve as investment sub-advisor to the fund pursuant to separate investment sub-advisory agreements with USBAM. NAM makes investment decisions for the fund, places purchase and sale orders for the fund’s portfolio transactions, and employs the fund’s portfolio managers and the securities analysts that provide research services relating to the fund. NFA provides certain other investment sub-advisory services to the fund, including assisting in the supervision of the fund’s investment program, risk monitoring, managing the forms and level of leverage employed by the fund, assisting in dividend and distribution level determinations, providing tax advice on issues arising in connection with management of the fund’s portfolio, and assisting with pricing of the fund’s portfolio securities. USBAM pays monthly fees to NAM and NFA for the services provided under their respective sub-advisory agreements with USBAM. USBAM pays NAM and NFA a monthly fee at an annual rate of 0.25% and 0.05%, respectively, based upon average weekly net assets.

Administration Fees

USBAM serves as the fund’s administrator pursuant to an administration agreement between USBAM and the fund. Under this agreement, USBAM receives a monthly administration fee in an amount equal to an annualized rate of 0.20% of the fund’s average weekly net assets including preferred shares. For its fee, USBAM provides numerous services to the fund including, but not limited to, handling the general business affairs, financial and regulatory reporting, and various other services.

Pursuant to a sub-administration agreement between USBAM and NFA, USBAM also pays NFA an annual fee, calculated weekly and paid monthly, equal to 0.05% of the average weekly net assets of the fund for certain administrative and other services that NFA provides to the fund.

Remarketing Agent Fees

With respect to the fund’s remarketed preferred shares redeemed during the period, the fund had entered into a remarketing agreement with the Remarketing Agent. The remarketing agreement provided the Remarketing Agent with a monthly fee in an amount equal to an annualized rate of 0.15% of the fund’s average amount of remarketed preferred shares outstanding. For its fee, the Remarketing Agent would remarket shares of remarketed preferred shares tendered to it on behalf of shareholders and would determine the applicable dividend rate for each seven-day dividend period.

AMERICAN MUNICIPAL INCOME PORTFOLIO	2014 ANNUAL REPORT	27

Notes to Financial Statements

Custodian Fees

U.S. Bank serves as the fund’s custodian pursuant to a custodian agreement with the fund. The custodian fee charged to the fund is equal to an annual rate of 0.005% of average weekly net assets, including preferred shares. These fees are computed weekly and paid monthly.

Under this agreement, interest earned on uninvested cash balances is used to reduce a portion of the fund’s custodian expenses. These credits, if any, are disclosed as “Indirect payments from custodian” in the Statement of Operations. Conversely, the custodian charges a fee for any cash overdrafts incurred, which will increase the fund’s custodian expenses. For the ten-month period ended June 30, 2014, custodian fees were increased by $98 as a result of overdrafts and were not reduced as a result of interest earned.

Other Fees and Expenses

In addition to the investment advisory, administrative, remarketing agent, and custodian fees, the fund is responsible for paying most other operating expenses, including: outside directors’ fees and expenses, listing fees, postage and printing of shareholder reports, transfer agent fees and expenses, legal, auditing and accounting services, insurance, pricing, interest, taxes, and other miscellaneous expenses.

Expenses that are directly related to the fund are charged directly to the fund. Other operating expenses of the First American Family of Funds are allocated to the fund on several bases, including evenly across all funds, allocated based on relative net assets of all funds within the First American Family of Funds, or a combination of both methods.

(6)	Indemnifications

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. However, the fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

28	AMERICAN MUNICIPAL INCOME PORTFOLIO	2014 ANNUAL REPORT

Notice to Shareholders	(unaudited)

TERMS AND CONDITIONS OF THE DIVIDEND REINVESTMENT PLAN

As a shareholder, you may choose to participate in the Dividend Reinvestment Plan. It’s a convenient and economical way to buy additional shares of the fund by automatically reinvesting dividends and capital gains. The plan is administered by Computershare Trust Company, N.A. (“Computershare”), the plan agent.

Eligibility/Participation

You may join the plan at any time. Reinvestment of distributions will begin with the next distribution paid, provided your request is received before the record date for that distribution.

If your shares are in certificate form, you may join the plan directly and have your distributions reinvested in additional shares of the fund. To enroll in this plan, call Computershare at 800.426.5523. If your shares are registered in your brokerage firm’s name or another name, ask the holder of your shares how you may participate.

If you are a beneficial owner and wish to join the plan, you must contact your bank, broker or other nominee to arrange participation in the plan on your behalf.

Alternatively, if you are a beneficial owner of our common stock, you may simply request that the number of shares of our common stock you wish to enroll in the plan be re-registered by the bank, broker or other nominee in your own name as record stockholder. You can then directly participate in the plan as described above. You should contact your bank, broker or nominee for information on how to re-register your shares.

Plan Administration

Beginning no more than three business days before the dividend payment date, Computershare will buy shares of the fund on the NYSE or elsewhere on the open market.

The fund will not issue any new shares in connection with the plan. All reinvestments will be at a market price plus a pro rata share of any brokerage commissions, which may be more or less than the fund’s net asset value per share. The number of shares allocated to you is determined by dividing the amount of the dividend or distribution by the applicable price per share.

There is no direct charge for reinvestment of dividends and capital gains, since Computershare fees are paid for by the fund. However, each participant pays a pro rata portion of the brokerage commissions. Brokerage charges are expected to be lower than those for individual transactions because shares are purchased for all participants in blocks. As long as you continue to participate in the plan, distributions paid on the shares in your account will be reinvested.

Computershare maintains accounts for plan participants holding shares in certificate form and will furnish written confirmation of all transactions, including information you need for tax records. Reinvested shares in your account will be held by Computershare in noncertificated form in your name.

Tax Information

Distributions invested in additional shares of the fund are subject to income tax, to the same extent as if received in cash. Shareholders, as required by the Internal Revenue Service, will receive a Form 1099-DIV regarding the federal tax status of the prior year’s distributions.

Plan Withdrawal

If you hold your shares in certificate form, you may terminate your participation in the plan at any time by giving written notice to Computershare or by calling Computershare at 800.426.5523. If your shares are registered in your brokerage firm’s name, you may terminate your participation via verbal or written instructions to your investment professional. Written instructions should include your name and address as they appear on the certificate or account.

If notice is received before the record date, all future distributions will be paid directly to the shareholder of record.

AMERICAN MUNICIPAL INCOME PORTFOLIO	2014 ANNUAL REPORT	29

Notice to Shareholders	(unaudited)

If your shares are issued in certificate form and you discontinue your participation in the plan, you (or your nominee) will receive an additional certificate for all full shares and a check for any fractional shares in your account.

Plan Amendment/Termination

The fund reserves the right to amend or terminate the plan. Should the plan be amended or terminated, participants will be notified in writing at least 90 days before the record date for such dividend or distribution. The plan may also be amended or terminated by Computershare with at least 90 days written notice to participants in the plan.

Any questions about the plan should be directed to your investment professional or to Computershare Trust Company, N.A., P.O. Box 30170, College Station, TX, 77842, 800.426.5523.

TAX INFORMATION

The following per-share information describes the federal tax treatment of distributions made during the fiscal period. Exempt-interest dividends are exempt from federal income tax and should not be included in your gross income, but need to be reported on your income tax return for information purposes. Please consult a tax advisor on how to report these distributions at the state and local levels.

Common Share Income Distributions

(the fund designates income from tax-exempt securities, 100.00% qualifying as exempt-interest dividends)

Payable Date	Amount
September 18, 2013	$0.0800
October 16, 2013	0.0800
November 20, 2013	0.0800
December 18, 2013	0.0800
January 10, 2014	0.0800
February 19, 2014	0.0800
March 19, 2014	0.0800
April 16, 2014	0.0800
May 21, 2014	0.0800
June 18, 2014	0.0800

$0.8000

Remarketed Preferred Share Income Distributions

(the fund designates income from tax-exempt securities, 100.00% qualifying as exempt-interest dividends)

Amount
Total class “T”	$17.36
Total class “TH”	18.18

Variable Rate MuniFund Term Preferred Share Income Distributions

(the fund designates income from tax-exempt securities, 100.00% qualifying as exempt-interest dividends)

Amount
Total	$256.0273

Shareholder Notification of Federal Tax Status:

The fund designates 0.00% of the ordinary income distributions during the fiscal period ended June 30, 2014 as dividends qualifying for the dividends received deduction available to corporate shareholders.

In addition, the fund designates 0.00% of the ordinary income distributions from net investment income during the fiscal period ended June 30, 2014 as qualifying dividend income available to individual shareholders under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Additional Information Applicable to Foreign Shareholders Only:

The fund designates 17.63% of taxable ordinary income distributions during the fiscal period ended June 30, 2014 as interest-related dividends under Internal Revenue Code Section 871(k)(1)(C).

30	AMERICAN MUNICIPAL INCOME PORTFOLIO	2014 ANNUAL REPORT

The fund designates 0.00% of taxable ordinary income distributions during the fiscal period ended June 30, 2014 as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(C).

HOW TO OBTAIN A COPY OF THE FUNDS’ PROXY VOTING POLICIES AND PROXY VOTING RECORD

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, as well as information regarding how the fund voted proxies relating to portfolio securities, is available without charge upon request by calling 800.677.3863 and on the website of the U.S. Securities and Exchange Commission (“SEC”) at www.sec.gov.

FORM N-Q HOLDINGS INFORMATION

The fund is required to file its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The fund’s Forms N-Q are available without charge (1) upon request by calling 800.677.3863 and (2) on the SEC’s website at www.sec.gov. In addition, you may review and copy the fund’s Forms N-Q at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling 800.SEC.0330.

QUARTERLY PORTFOLIO HOLDINGS

The fund will make portfolio holdings information publicly available by posting the information at FirstAmericanFunds.com on a quarterly basis. The fund will attempt to post such information within 10 business days of the calendar quarter end.

Subsequent Event - Annual Meeting

The fund held its annual meeting of shareholders on August 15, 2014 to consider the election of directors. The holders of the fund’s VMTP Shares were entitled to elect two of the fund’s directors (in this case, Roger A. Gibson and Leonard W. Kedrowski), and the remaining three directors were elected by the holders of the VMTP shares and common shareholders, voting together as a single class. The number of votes cast for and the number of votes withheld are set forth below.

	Shares Voted For	Shares Withheld
Roger A. Gibson	435	0
John P. Kayser	4,583,306	327,019
Leonard W. Kedrowski	435	0
Richard K. Riederer	4,556,686	353,639
James M. Wade	4,556,686	353,639

APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS

The fund’s board of directors, which is comprised entirely of independent directors, oversees the management of the fund and, as required by law, determines annually whether to renew the fund’s advisory agreement with USBAM. In addition to determining whether to renew the advisory agreement with USBAM (the “Agreement”), the board is also responsible for determining whether to renew sub-advisory agreements (the “Sub-Advisory Agreements”) for the fund.

At a meeting on June 17-18, 2014, the board considered information relating to the Agreement, and information relating to USBAM’s sub-advisory agreements with NAM and NFA (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”). In advance of the meeting, the board received materials relating to the Agreement and the Sub-Advisory Agreements (collectively, the “Agreements”) and had the opportunity to ask questions and request further information in connection with its consideration. In considering the Agreements, the board noted that, pending shareholder approval, management of the fund will transition to NAM and NFA. The board recognized that approving the Agreements will provide for continuity of management during this transition or under the current structure if shareholders do not approve the proposed transaction.

AMERICAN MUNICIPAL INCOME PORTFOLIO	2014 ANNUAL REPORT	31

Notice to Shareholders	(unaudited)

In considering the Agreements, the board, advised by independent legal counsel, reviewed and considered the factors it deemed relevant, including: (1) the nature, quality and extent of USBAM’s and the Sub-Advisers’ services to the fund, (2) the investment performance of the fund, (3) the comparative expense information, including an analysis of the cost of providing services and the profitability of USBAM and the Sub-Advisers related to the fund, and (4) other benefits that accrue to USBAM and the Sub-Advisers through their relationship with the fund. When reviewing and approving investment company advisory contracts, boards of directors generally also consider the extent to which economies of scale will be realized as the investment company grows and whether fee levels reflect these economies of scale for the benefit of shareholders. The board determined, however, that because the fund is a closed-end fund which, absent a secondary offering, will not issue additional shares, a consideration of economies of scale was not relevant to its evaluation of the Agreements. In its deliberations, the board did not identify any single factor which alone was responsible for the board’s decision to approve the Agreements.

Before approving the Agreements, the independent directors met in executive session with their independent counsel on numerous occasions to consider the materials provided by USBAM and the Sub-Advisers and the terms of the Agreements. Based on its evaluation of those materials, the board concluded that the Agreements are fair and in the best interests of the fund’s shareholders. In reaching its conclusions, the board considered the following:

Nature, Quality and Extent of Investment Advisory Services

The board examined the nature, quality and extent of the services provided by USBAM to the fund, and the nature, quality and extent of the services provided by the Sub-Advisers to the fund. The board reviewed NAM’s key personnel who provide investment management services to the fund as well as the fact that NAM and NFA have the authority and responsibility to make and execute investment decisions for the fund within the framework of the fund’s investment policies and restrictions, subject to the supervision of USBAM and review by the board. The board further considered that NAM and NFA’s duties with respect to the fund include investment research and security selection, and adherence to (and monitoring compliance with) the fund’s investment policies and restrictions and the Investment Company Act.

The board considered USBAM’s responsibilities with respect to the fund, which include monitoring the performance of the Sub-Advisers and various organizations providing services to the fund, including the fund’s sub-administrator, transfer agent and custodian. Finally, the board considered USBAM’s representation that the services provided by USBAM under the Agreement are the type of services customarily provided by investment advisers in the fund industry. The board also considered compliance reports about USBAM and Nuveen from the fund’s Chief Compliance Officer.

Based on the foregoing, the board concluded that the fund is likely to benefit from the nature, quality and extent of the services provided by USBAM and the Sub-Advisers under the Agreements.

Investment Performance of the Fund

The board considered the performance of the fund on a gross- and net-of-expenses basis, including how the fund performed versus the median performance of a group of comparable funds selected by an independent data service (the “performance universe”) and how the fund performed versus its benchmark index for the one-, three- and five-year periods ended February 28, 2014.

The board noted that the fund outperformed its performance universe median for the one- and five-year periods on both a gross- and net-of-expenses basis, but underperformed its performance universe for the three-year period on both a gross- and net-of-expenses basis. The board further noted that the fund outperformed its benchmark index for the one-, three- and five-year periods on both a gross- and net-of-expenses basis. Given the fund’s outperformance of its benchmark index and its performance universe for the one- and five-year periods, the board concluded it would be in the interest of the fund and its shareholders to renew the Agreements.

32	AMERICAN MUNICIPAL INCOME PORTFOLIO	2014 ANNUAL REPORT

Costs of Services and Profits Realized by USBAM

The board reviewed USBAM’s costs in serving as the fund’s investment manager, including the costs associated with the personnel and systems necessary to manage the fund. The board also considered the profitability of USBAM and its affiliates resulting from their relationship with the fund. The board compared fee and expense information for the fund to fee and expense information for comparable funds managed by other advisers. The board also reviewed advisory fees for other funds advised or sub-advised by NFA and NAM.

Using information provided by an independent data service, the board also evaluated the fund’s advisory fee compared to the median advisory fee for other funds similar in size, character and investment strategy, and the fund’s total expense ratio compared to the median total expense ratio after waivers of comparable funds. The board noted that the fund’s effective advisory fee, contractual advisory fee and total expenses were lower than the peer group median. The board concluded that the fund’s advisory fee and competitive total expense ratio are reasonable in light of the services provided.

Other Benefits to USBAM

In evaluating the benefits that accrue to USBAM through its relationship with the fund, the board noted that USBAM and certain of its affiliates serve the fund in various capacities, including as investment adviser, administrator and custodian, and receive compensation from the fund in connection with providing services to the fund. The board considered that each service provided to the fund by USBAM or one of its affiliates is pursuant to a written agreement, which the board evaluates periodically as required by law.

After full consideration of these factors, the board concluded that approval of the Agreements was in the interest of the fund and its shareholders and approved the Agreements through June 30, 2015.

AMERICAN MUNICIPAL INCOME PORTFOLIO	2014 ANNUAL REPORT	33

Notice to Shareholders	(unaudited)

Directors and Officers of the Fund

Independent Directors

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past 5 Years†
Roger A. Gibson P.O. Box 1329 Minneapolis, MN 55440-1329 (1946)	Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders; Director of XAA since August 1998	Director, Charterhouse Group, Inc., a private equity firm, since October 2005; Advisor/Consultant, Future FreightTM, a logistics/supply chain company; non-profit board member	First American Funds Complex: 10 registered investment companies, including 14 portfolios	Trustee, Diversified Real Asset Income Fund (investment company); Trustee, Nuveen Minnesota Municipal Income Fund (investment company)
John P. Kayser P.O. Box 1329 Minneapolis, MN 55440-1329 (1949)	Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders; Director of XAA since October 2006	Retired; non-profit board member; prior to retirement in 2004, Principal, William Blair & Company, LLC, a Chicago-based investment firm; previously served on board of governors, Chicago Stock Exchange; former Director, William Blair Mutual Funds, Inc., Midwest Securities Trust Company, and John O. Butler Co.; Independent Board Member, First American Fund Complex since 2006.	First American Funds Complex: 10 registered investment companies, including 14 portfolios	Trustee, Diversified Real Asset Income Fund (investment company); Trustee, Nuveen Minnesota Municipal Income Fund (investment company)
Leonard W. Kedrowski P.O. Box 1329 Minneapolis, MN 55440-1329 (1941)	Chair; Director	Chair term three years; Directors serve for a one-year term that expires at the next annual meeting of shareholders; Chair of XAA since January 2011; Director of XAA since August 1998	Owner and President, Executive and Management Consulting, Inc., a management consulting firm; Chief Executive Officer, Blue Earth Internet, a web site development company; Board member, GC McGuiggan Corporation (dba Smyth Companies), a label printer; Member, investment advisory committee, Sisters of the Good Shepherd	First American Funds Complex: 10 registered investment companies, including 14 portfolios	Trustee, Diversified Real Asset Income Fund (investment company); Trustee, Nuveen Minnesota Municipal Income Fund (investment company)
Richard K. Riederer P.O. Box 1329 Minneapolis, MN 55440-1329 (1944)	Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders; Director of XAA since August 2001	Owner and Chief Executive Officer, RKR Consultants, Inc., a consulting company providing advice on business strategy, mergers and acquisitions; non-profit board member since 2005	First American Funds Complex: 10 registered investment companies, including 14 portfolios	Cliffs Natural Resources, Inc. (a producer of iron ore pellets and coal); Trustee, Diversified Real Asset Income Fund (investment company); Trustee, Nuveen Minnesota Municipal Income Fund (investment company)
James M. Wade P.O. Box 1329 Minneapolis, MN 55440-1329 (1943)	Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders; Director of XAA since August 2001	Owner and President, Jim Wade Homes, a homebuilding company	First American Funds Complex: 10 registered investment companies, including 14 portfolios	Trustee, Diversified Real Asset Income Fund (investment company); Trustee, Nuveen Minnesota Municipal Income Fund (investment company)
†	Includes only directorships in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Securities Exchange Act, or any company registered as an investment company under the Investment Company Act.

34	AMERICAN MUNICIPAL INCOME PORTFOLIO	2014 ANNUAL REPORT

Officers

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Eric J. Thole U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1972)*	President	Re-elected by the Board annually; President of XAA since June 2014; Vice President of XAA from January 2011 through June 2014	Chief Executive Officer and President, U.S. Bancorp Asset Management, Inc. since June 2014; prior thereto, Chief Operating Officer, U.S. Bancorp Asset Management, Inc. from August 2012 through June 2014; Head of Operations, Technology and Treasury, U.S. Bancorp Asset Management, Inc. from January 2011 through July 2012; prior thereto, Managing Director of Investment Operations, U.S Bancorp Asset Management, Inc.
James D. Palmer U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1964)*	Vice President	Re-elected by the Board annually; Vice President of XAA since June 2014	Chief Investment Officer, U.S. Bancorp Asset Management, Inc. since August 2012; prior thereto, Head of Investments, U.S. Bancorp Asset Management, Inc. from January 2011 through July 2012; prior thereto, Managing Director, U.S. Bancorp Asset Management, Inc.
Jill M. Stevenson U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1965)*	Treasurer	Re-elected by the Board annually; Treasurer of XAA since January 2011; Assistant Treasurer of XAA from September 2005 through December 2010	Mutual Funds Treasurer, U.S. Bancorp Asset Management, Inc. since January 2011; prior thereto, Mutual Funds Assistant Treasurer, U.S. Bancorp Asset Management, Inc.
Ruth M. Mayr U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1959)*	Chief Compliance Officer	Re-elected by the Board annually; Chief Compliance Officer of XAA since January 2011	Chief Compliance Officer, U.S. Bancorp Asset Management, Inc. since January 2011; prior thereto, Director of Compliance, U.S. Bancorp Asset Management, Inc.
Carol A. Sinn U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1959)*	Anti-Money Laundering Officer	Re-elected by the Board annually; Anti-Money Laundering Officer of XAA since January 2011	Senior Business Line Risk Manager and Anti-Money Laundering Officer, U.S. Bancorp Asset Management, Inc. since January 2011; prior thereto, Senior Business Line Risk Manager, U.S. Bancorp Asset Management, Inc.
Richard J. Ertel U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1967)*	Secretary	Re-elected by the Board annually; Secretary of XAA since January 2011; Assistant Secretary of XAA from June 2006 through December 2010 and from June 2003 through August 2004	General Counsel, U.S. Bancorp Asset Management, Inc. since January 2011; prior thereto, Counsel, U.S. Bancorp Asset Management, Inc.
Scott F. Cloutier U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1973)*	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of XAA since September 2012	Senior Corporate Counsel, U.S. Bancorp Asset Management, Inc. since April 2011; prior thereto, Attorney, Steingart, McGrath & Moore, P.A., a Minneapolis-based law firm
*	Messrs. Thole, Palmer, Ertel, and Cloutier, Mses. Stevenson, Mayr, and Sinn are each officers and/or employees of U.S. Bancorp Asset Management, Inc., which serves as investment advisor and administrator for the fund.

AMERICAN MUNICIPAL INCOME PORTFOLIO	2014 ANNUAL REPORT	35

First American Funds’ Privacy Policy

We want you to understand what information we collect and how it’s used.

“Nonpublic personal information” is nonpublic information that we obtain while providing financial products or services to you.

How we collect your information

We obtain nonpublic information about you during the account opening process from the applications and other forms you are asked to complete and from the transactions you make with us. We may also receive nonpublic information about you from companies affiliated with us or from other companies that provide services to you. We do not use nonpublic information received from our affiliates for marketing purposes.

Why we collect your information

We gather nonpublic personal information about you and your accounts so that we can:

•	Know who you are and prevent unauthorized access to your information.
•	Comply with the laws and regulations that govern us.

The types of information we collect

We may collect the following nonpublic personal information about you:

•	Information about your identity, such as your name, address, and social security number.
•	Information about your transactions with us.
•	Information you provide on applications, such as your beneficiaries and banking information, if provided to us.

Confidentiality and security

To protect nonpublic personal information about you, we restrict access to such information to only those employees and authorized agents who need to use the information. We maintain physical, electronic, and procedural safeguards to maintain the confidentiality and security of nonpublic information about you. In addition, we require our service providers to restrict access to nonpublic personal information about you to those employees who need that information in order to provide products or services to you. We also require them to maintain physical, electronic, and procedural safeguards that comply with applicable federal standards and regulations to guard your information.

What information we disclose

We may share some or all of the nonpublic personal information that we collect about you with our affiliated providers of financial services, including our family of funds and their advisor, and with companies that perform marketing services on our behalf.

We’re permitted by law to disclose nonpublic personal information about you to other third parties in certain circumstances. For example, we may disclose nonpublic personal information about you to affiliated and nonaffiliated third parties to assist us in servicing your account (e.g., mailing of fund-related materials) and to government entities (e.g., IRS for tax purposes).

We’ll continue to adhere to the privacy policies and practices described here even after your account is closed or becomes inactive.

Additional rights and protections

You may have other privacy protections under applicable state laws. To the extent that these state laws apply, we will comply with them when we share information about you. This privacy policy does not apply to your relationship with other financial service providers, such as broker-dealers. We may amend this privacy notice at any time, and we will inform you of changes as required by law.

Our pledge applies to products and services offered by

• First American Funds, Inc. • American Strategic Income Portfolio Inc. • American Strategic Income Portfolio Inc. II • American Strategic Income Portfolio Inc. III • American Select Portfolio Inc.	• American Municipal Income Portfolio Inc. • Minnesota Municipal Income Portfolio Inc. • First American Minnesota Municipal Income Fund II, Inc. • American Income Fund Inc.

NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

36	AMERICAN MUNICIPAL INCOME PORTFOLIO	2014 ANNUAL REPORT

BOARD OF DIRECTORS

Leonard Kedrowski

Chairperson of American Municipal Income Portfolio

Owner and President of Executive and Management Consulting, Inc.

Roger Gibson

Director of American Municipal Income Portfolio

Director of Charterhouse Group, Inc.

John Kayser

Director of American Municipal Income Portfolio

Retired; former Principal of William Blair & Company, LLC

Richard Riederer

Director of American Municipal Income Portfolio

Owner and Chief Executive Officer of RKR Consultants, Inc.

James Wade

Director of American Municipal Income Portfolio

Owner and President of Jim Wade Homes

American Municipal Income Portfolio’s Board of Directors is comprised entirely of independent directors.

P.O. Box 1330

Minneapolis, MN 55440-1330

American Municipal Income Portfolio

2014 Annual Report

U.S. Bancorp Asset Management, Inc., is a wholly owned subsidiary of U.S. Bank National Association, which is a wholly owned subsidiary of U.S. Bancorp.

This document is printed on paper containing 10% postconsumer waste.

08/2014    0109-13    XAA-AR

Item 2—Code of Ethics

The registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer. During the period covered by this report, there were no amendments to the provisions of the registrant’s code of ethics that apply to the registrant’s principal executive officer and principal financial officer and that relate to any element of the code of ethics definition enumerated in this Item. During the period covered by this report, the registrant did not grant any waivers, including implicit waivers, from any provision of its code of ethics that apply to the registrant’s principal executive officer or principal financial officer. The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by calling 1-800-677-3863.

Item 3—Audit Committee Financial Expert

The registrant’s Board of Directors has determined that John P. Kayser, Leonard W. Kedrowski and Richard K. Riederer, members of the registrant’s Audit Committee, are each an “audit committee financial expert” and are “independent,” as these terms are defined in this Item.

Item 4—Principal Accountant Fees and Services

(a)	Audit Fees – Ernst & Young LLP (“E&Y”) billed the registrant audit fees totaling $46,875 in the 10-month fiscal period ended June 30, 2014 and $47,775 in the fiscal year ended August 31, 2013, including fees associated with the annual audit, SEC Rule 17f-2 security count filings and filings of the registrant’s Form N-CSR.

(b)	Audit-Related Fees – E&Y billed the registrant audit-related fees totaling $1,050 in the 10-month fiscal period ended June 30, 2014 and $2,813 in the fiscal year ended August 31, 2013, including fees associated with the semi-annual review of fund disclosures.

(c)	Tax Fees – E&Y billed the registrant fees of $4,763 in the 10-month fiscal period ended June 30, 2014 and $6,381 in the fiscal year ended August 31, 2013 for tax services, including tax compliance, tax advice and tax planning. Tax compliance, tax advice and tax planning services primarily related to preparation of original and amended tax returns, timely RIC qualification reviews, and tax distribution analysis and planning.

(d)	All Other Fees – There were no fees billed by E&Y for other services to the registrant during the 10-month fiscal period ended June 30, 2014 and the fiscal year ended August 31, 2013.

(e)(1)	The audit committee’s pre-approval policies and procedures pursuant to paragraph (c)(7) of Rule 2-01 of Regulation S-X are set forth below:

Audit Committee policy regarding pre-approval of services provided by the Independent Auditor

The Audit Committee of the First American Funds (“Committee”) has responsibility for ensuring that all services performed by the independent audit firm for the funds do not impair the firm’s independence. This review is intended to provide reasonable oversight without removing management from its responsibility for day-to-day operations. In this regard, the Committee should:

•	Understand the nature of the professional services expected to be provided and their impact on auditor independence and audit quality

•	Examine and evaluate the safeguards put into place by the Company and the auditor to safeguard independence

•	Meet quarterly with the partner of the independent audit firm

•	Consider approving categories of service that are not deemed to impair independence for a one-year period

It is important that a qualitative rather than a mere quantitative evaluation be performed by the Committee in discharging its responsibilities.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the Committee will review and consider whether to pre-approve the financial plan for audit fees as well as categories of audit-related and non-audit services that may be performed by the funds’ independent audit firm directly for the funds. At least annually the Committee will receive a report from the independent audit firm of all audit and non-audit services, which were approved during the year.

The engagement of the independent audit firm for any non-audit service requires the written pre-approval of the Treasurer of the funds and all non-audit services performed by the independent audit firm will be disclosed in the required SEC periodic filings.

In connection with the Committee review and pre-approval responsibilities, the review by the Committee will consist of the following:

Audit Services

The categories of audit services and related fees to be reviewed and considered for pre-approval annually by the Committee or its delegate include the following:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

In addition, the following categories of audit-related services are deemed to be consistent with the role of the independent audit firm and, as such, will be considered for pre-approval by the Committee or its delegate, on an annual basis.

•	Accounting consultations

•	Fund merger support services

•	Other accounting related matters

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Notwithstanding any annual pre-approval of these categories of services, individual projects with an estimated fee in excess of $25,000 are subject to pre-approval by the Committee Chair or its delegate on a case-by-case basis. Individual projects with an estimated fee in excess of $50,000 are subject to pre-approval by the Committee or its delegate on a case-by-case basis.

Tax Services

The following categories of tax services are deemed to be consistent with the role of the independent audit firm and, as such, will be considered for pre-approval by the Committee or its delegate, on an annual basis.

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance, and

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Notwithstanding any annual pre-approval of these categories of services, individual projects with an estimated fee in excess of $25,000 are subject to pre-approval by the Committee Chair or its delegate on a case-by-case basis. Individual projects with an estimated fee in excess of $50,000 are subject to pre-approval by the Committee or its delegate on a case-by-case basis.

Other Non-audit Services

The SEC auditor independence rules adopted in response to the Sarbanes-Oxley Act specifically allow certain non-audit services. Because of the nature of these services, none of these services may be commenced by the independent audit firm without the prior approval of the Committee. The Committee may delegate this responsibility to one or more of the Committee members, with the decisions presented to the full Committee at the next scheduled meeting.

Proscribed Services

In accordance with SEC rules on independence, the independent audit firm is prohibited from performing services in the following categories of non-audit services:

•	Management functions

•	Accounting and bookkeeping services

•	Internal audit services

•	Financial information systems design and implementation

•	Valuation services supporting the financial statements

•	Actuarial services supporting the financial statements

•	Executive recruitment

•	Expert services (e.g., litigation support)

•	Investment banking

Policy for Pre-approval of Non-Audit Services Provided to Other Entities within the Investment Company Complex

The Committee is also responsible for pre-approving certain non-audit services provided to U.S. Bancorp Asset Management, Inc., U.S. Bank N.A. and any other entity under common control with U.S. Bancorp Asset Management, Inc., that provides ongoing services to the funds. The only non-audit services provided to these entities which require pre-approval are those services that relate directly to the operations and financial reporting of the funds.

Although the Committee is not required to pre-approve all services provided to U.S. Bancorp Asset Management, Inc. and other affiliated service providers, the Committee will annually receive a report from the independent audit firm on the aggregate fees for all services provided to U.S. Bancorp and affiliates.

(e)(2) None of the services described in paragraphs (b) through (d) of this Item 4 were pre-approved by the audit committee pursuant to the pre-approval exception under Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f)	All services performed on the engagement to audit the registrant’s financial statements for the 10-month fiscal period ended June 30, 2014 were performed by the principal accountant’s full-time, permanent employees.

(g)	The aggregate non-audit fees billed by E&Y to the registrant, the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, totaled $140,000 in the 10-month fiscal period ended June 30, 2014 and $36,381 in the fiscal year ended August 31, 2013.

(h)	The registrant’s audit committee has determined that the provision of non-audit services to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved is compatible with maintaining E&Y’s independence.

Item 5—Audit Committee of Listed Registrants

(a)	The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The members of such audit committee are Roger A. Gibson, John P. Kayser, Leonard W. Kedrowski, Richard K. Riederer, and James M. Wade.

(b)	Not applicable.

Item 6—Schedule of Investments

(a)	The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7—Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

First American Funds

Proxy Voting Policies and Procedures

Compliance Control Procedures

Conflicts of Interest

As an affiliate of U.S. Bancorp, a large multi-service financial institution, USBAM recognizes that there are circumstances wherein it may have a perceived or real conflict of interest in voting the proxies of issuers or proxy proponents (e.g., a special interest group) who are clients or potential clients of some part of the U.S. Bancorp enterprise. Directors and officers of such companies may have personal or familial relationships with the U.S.Bancorp enterprise and/or its employees that could give rise to potential conflicts of interest.

A.	Proxy Voting

•	When an Open-end Funds proxy is received, it will be voted by the Head of Investments.

•	When a Closed-end Funds proxy is received, it will be voted by the Sub-adviser, according to the Sub-advisers proxy voting policies and procedures. USBAM is responsible for oversight of Sub-advisers’ proxy voting activities.

B.	Open-end Fund Control Procedures

Preventative Control Procedures

•	USBAM will vote proxies in the best interest of the Funds regardless of real or perceived conflicts of interest. To minimize this risk, the IPC will discuss conflict avoidance at least annually to ensure that appropriate parties understand the actual and perceived conflicts of interest proxy voting may face.

•	If any member of the IPC becomes aware of a material conflict for USBAM, they will bring the matter to the General Counsel to convene a meeting of the IPC which will determine a course of action designed to address the conflict. Such actions could include, but are not limited to:

1.	Abstaining from voting; or

2.	Voting in proportion to the other shareholders to the extent this can be determined.

3.	Recusing an IPC member from all discussion or consideration of the matter, if the material conflict is due to such person’s actual or potential conflict of interest.

Detective Control Procedures

•	In addition to all of the above, employees of USBAM must notify USBAM’s Chief Compliance Officer of any direct, indirect or perceived improper influence exerted by any employee, officer or director within the U.S. Bancorp enterprise or First American Fund complex with regard to how USBAM should vote proxies.

•	The Chief Compliance Officer, or their designee, will investigate the allegations and will report the findings to USBAM’s Chief Executive Officer and the General Counsel.

•	To ensure USBAM has met its fiduciary duty to the Open-end Funds, the Head of Investments will certify quarterly that:

1.	There were no proxies received for the Open-end Funds during the quarter; or,

2.	If proxies were voted, that either no material conflict(s) of interest existed in connection with a proxy voted for any security held in the Open-end Funds, or if a material conflict of interest occurred in connection with a proxy voted for a security held in the Open-end Funds, the certification will require a description of the material conflict of interest, and a statement that any advice received regarding a proxy was not unduly influenced by an individual or group that may have an economic interest in the outcome of the proxy vote; and,

3.	If proxies were received and voted against Management recommendation , then the certification will require documentation of the reasons for voting against Management recommendation.

•	Compliance reviews the Quarterly Proxy Voting Certification for material conflicts and undue influence.

Corrective Control Procedures

•	If it is determined that improper influence was attempted, appropriate action shall be taken. Such appropriate action may include disciplinary action, notification of the appropriate senior managers within the U.S. Bancorp enterprise, or notification of the appropriate regulatory authorities. In all cases, the IPC shall not consider any improper influence in determining how to vote proxies.

C.	Sub-adviser Control Procedures

The Board has appointed Nuveen Asset Management and Nuveen Investments Inc. as Sub-advisers to the Closed-end Funds. The Closed-end Funds are subject to the Sub-adviser’s proxy voting policies and procedures. USBAM is responsible for oversight of the Sub-advisers’ proxy voting activities. Consistent with its oversight responsibilities, USBAM has adopted the following Sub-adviser oversight policies and procedures:

Preventative Control Procedures

•	Prior to Board approval of any sub-advisory contract, the IPC reviews the Sub-adviser’s proxy voting policy to ensure that such policy is designed in the best interests of USBAM’ clients.

•	The IPC reviews and approves the Sub-adviser’s proxy voting policy at least annually.

Detective Control Procedures

•	On a quarterly basis, the Operations Department will request and review reports from Sub-advisers reflecting any proxy votes cast, abstained, or overrides of the Sub-advisers policy or conflicts of interest addressed during the previous quarter, and other matters the Operations Department deems appropriate.

•	To ensure USBAM has met its fiduciary duty to the Closed-end Funds, the Sub-adviser will certify quarterly, as part of their Quarterly Compliance Certification, that:

1.	There were no proxies received for the Closed-end Funds during the quarter; or,

2.	If proxies were voted, that either no material conflict(s) of interest existed in connection with a proxy voted for any security held in the Closed-end Funds, or if a material conflict of interest occurred in connection with a proxy voted for a security held in the Closed-end Funds, the certification will require a description of the material conflict of interest, and a statement that any advice received regarding a proxy was not unduly influenced by an individual or group that may have an economic interest in the outcome of the proxy vote; and,

3.	If proxies were received and voted against Management recommendation, then the certification will require documentation of the reasons for voting against Management recommendation.

•	Compliance reviews the Sub-adviser’s Quarterly Proxy Voting Certification for material conflicts and undue influence.

Corrective Control Procedures

•	Any material issues arising from the Operations Department’s or the Compliance Department’s review will be reported to the IPC and the Board of Directors of the Funds.

•	Sub-adviser shall be responsible for making and retaining all proxy voting records required by Rule 204-2 and shall provide them to USBAM upon request.

D.	Securities Lending Control Procedures

Certain Open-end Funds participate in U.S. Bank’s securities lending program. If a portfolio security is on loan as of the shareholder meeting record date, then the Open-end Funds will not have the right to vote the proxies.

Preventative Control Procedures

•	Portfolio Managers and/or Analysts, who become aware of upcoming proxy issues relating to any securities in portfolios they manage, or issuers they follow, will consider the desirability of recalling the affected securities that are on loan or restricting lending of the affected securities prior to the record date for the matter.

•	If the proxy issue is determined to be material, and the determination is made prior to the shareholder meeting record date the Portfolio Manager(s) will contact the Securities Lending Department to recall securities on loan or restrict the loaning of any security held in any portfolio they manage, if they determine that it is in the best interest of shareholders to do so.

E.	Review and Reports

Detective Control Procedures

•	The General Counsel will review votes cast on behalf of portfolio securities held by the Funds, such review will also be reported to the Board of Directors of the Funds at each of their regularly scheduled meetings.

F.	Disclosure to Shareholders

Preventative Control Procedures

•	USBAM’s Legal Department will cause Form N-PX to be filed with the SEC, and ensure that any other proxy voting-related filings as required by regulation or contract are timely made.

•	USBAM shall make available the proxy voting record of the Funds to shareholders upon request. Additionally, shareholders can receive, on request, the voting records for the Funds by calling a toll free number (1-800-677-3863).

•	The Funds’ proxy voting policy and procedures and those of the Sub-adviser will also be made available to the public in the Funds registration statement (Open-end Funds) or, in the case of the Closed-End Funds, in the Form N-CSR both of which are available to the public on the SEC website. Additionally, shareholders can receive, on request, the proxy voting policies for the Funds by calling a toll free number (1-800-677-3863).

Failure to Comply

The Advisor strives to operate ethically and lawfully and requires all employees to conduct their activities in accordance with Advisor policies and applicable rules and regulations. The Advisor encourages and expects all employees to report any potential or suspected activities that may be considered fraudulent or illegal in nature, or could potentially damage the reputation of the Advisor and/or the Funds. Employees should report such activities to one of the individuals listed below.

USBAM/Fund Chief Compliance Officer

USBAM Chief Executive Officer

USBAM Legal Counsel

Employee’s immediate supervisor or other Advisor senior manager

USBAM does not tolerate any retaliatory action against any individual for good-faith reporting of ethics violations, illegal conduct, suspicious activity or other serious issues. Allegations of retaliation will be appropriately investigated and, if substantiated, appropriate disciplinary action will be taken, up to and including termination. Diligent enforcement of non-retaliation measures is vital to the success of the reporting process because employees must feel they can report problems without fear of reprisals. Employees may report suspected retaliation to USBAM/Fund Chief Compliance Officer; USBAM Chief Executive Officer; employee’s immediate supervisor or other senior manager, or to the USBAM Human Resource Contact.

Failure of an employee to comply with all policies, rules and regulations may lead to disciplinary action. Such actions may include: documenting the incident of non-compliance in the employee’s personnel file, a fine, suspension of trading privileges and termination of employment. Serious violations may result in monetary fines, censure, suspension or result in other sanctions including the loss of certain licenses.

Responsible Parties

•	Operations Department

•	Investment Practices Committee

•	Compliance Department/Chief Compliance Officer

•	Head of Investments/Portfolio Managers

•	Legal Department/General Counsel

Nuveen Asset Management, LLC

Proxy Voting Policies and Procedures

I. General Principles

A. Nuveen Asset Management, LLC (“Adviser”) is an investment sub-adviser for certain of the Nuveen Funds (the “Funds”) and investment adviser for institutional and other separately managed accounts (collectively, with the Funds, “Accounts”). As such, Accounts may confer upon Adviser complete discretion to vote proxies. It is Adviser’s duty to vote proxies in the best interests of its clients (which may involve affirmatively deciding that voting the proxies may not be in the best interests of certain clients on certain matters31). In voting proxies, Adviser also seeks to enhance total investment return for its clients.

B. If Adviser contracts with another investment adviser to act as a sub-adviser for an Account, Adviser may delegate proxy voting responsibility to the sub-adviser. Where Adviser has delegated proxy voting responsibility, the sub-adviser will be responsible for developing and adhering to its own proxy voting policies, subject to oversight by Adviser.

C. Adviser’s Investment Policy Committee (“IPC”), comprised of the firm’s most senior investment professionals, is charged with oversight of the proxy voting policies and procedures. The IPC is responsible for (1) approving the proxy voting policies and procedures, and (2) oversight of the activities of Adviser’s Proxy Voting Committee (“PVC”). The PVC is responsible for providing an administrative framework to facilitate and monitor Adviser’s exercise of its fiduciary duty to vote client proxies and fulfill the obligations of reporting and recordkeeping under the federal securities laws.

II. Policies

The IPC, after reviewing and concluding that such policies are reasonably designed to vote proxies in the best interests of clients, has approved and adopted the proxy voting policies of Institutional Shareholder Services, Inc. (“ISS”), a leading national provider of proxy voting administrative and research services. As a result, such policies set forth Adviser’s positions on recurring proxy issues and criteria for addressing non-recurring issues. These policies are reviewed periodically by ISS, and therefore are subject to change. Even though it has adopted ISS policies, Adviser maintains the fiduciary responsibility for all proxy voting decisions.

III. Procedures

A. Supervision of Proxy Voting Service. The PVC shall supervise the relationship with Adviser’s proxy voting service, ISS. ISS apprises Adviser of shareholder meeting dates, provides research on proxy proposals and voting recommendations, and casts the actual proxy votes. ISS also serves as Adviser’s proxy voting record keeper and generates reports on how proxies were voted.

B. Conflicts of Interest.

1. The following relationships or circumstances may give rise to conflicts of interest:32

a. The issuer or proxy proponent (e.g., a special interest group) is Madison Dearborn Partners, a private equity firm and affiliate of Adviser (“MDP”), or a company that controls, is controlled by or is under common control with MDP.

b. The issuer is an entity in which an executive officer of Adviser or a spouse or domestic partner of any such executive officer is or was (within the past three years of the proxy vote) an executive officer or director.

c. The issuer is a registered or unregistered fund for which Adviser or another Nuveen adviser serves as investment adviser or sub-adviser.

d. Any other circumstances that Adviser is aware of where Adviser’s duty to serve its clients’ interests, typically referred to as its “duty of loyalty,” could be materially compromised.

2. Adviser will vote proxies in the best interest of its clients regardless of such real or perceived conflicts of interest. By adopting ISS policies, Adviser believes the risk related to conflicts will be minimized.

3. To further minimize this risk, the IPC will review ISS’ conflict avoidance policy at least annually to ensure that it adequately addresses both the actual and perceived conflicts of interest the proxy voting service may face.

4. In the event that ISS faces a material conflict of interest with respect to a specific vote, the PVC shall direct ISS how to vote. The PVC shall receive voting direction from the Head of Research, who will seek voting

5. If the PVC concludes that a material conflict does exist, it will recommend to the IPC a course of action designed to address the conflict. Such actions could include, but are not limited to:

a. Obtaining instructions from the affected client(s) on how to vote the proxy;

b. Disclosing the conflict to the affected client(s) and seeking their consent to permit Adviser to vote the proxy;

c. Voting in proportion to the other shareholders;

d. Recusing an IPC member from all discussion or consideration of the matter, if the material conflict is due to such person’s actual or potential conflict of interest; or

e. Following the recommendation of a different independent third party.

6. In addition to all of the above-mentioned and other conflicts, members of the IPC and the PVC must notify Adviser’s Chief Compliance Officer of any direct, indirect or perceived improper influence exerted by any employee, officer or director within the MDP affiliate or Fund complex with regard to how Adviser should vote proxies. The Chief Compliance Officer will investigate the allegations and will report the findings to Adviser’s President and the General Counsel. If it is determined that improper influence was attempted, appropriate action shall be taken. Such appropriate action may include disciplinary action, notification of the appropriate senior managers within the MDP affiliate, or notification of the appropriate regulatory authorities. In all cases, the IPC shall not consider any improper influence in determining how to vote proxies, and will vote in the best interests of clients.

C. Proxy Vote Override.

From time to time, a portfolio manager of an Account (a “Portfolio Manager”) may initiate action to override the ISS recommendation for a particular vote. Any such override by a NAM Portfolio Manager (but not a sub-adviser Portfolio Manager) shall be reviewed by Adviser’s Legal Department for material conflicts. If the Legal Department determines that no material conflicts exist, the approval of one investment professional on the IPC or the Head of Equity Research shall authorize the override. If a material conflict exists the conflict and, ultimately, the override recommendation will be addressed pursuant to the procedures described above under “Conflicts of Interest.”

D. Securities Lending.

1. In order to generate incremental revenue, some clients may participate in a securities lending program. If a client has elected to participate in the lending program then it will not have the right to vote the proxies of any securities that are on loan as of the shareholder meeting record date. A client, or a Portfolio Manager, may place restrictions on loaning securities and/or recall a security on loan at any time. Such actions must be affected prior to the record date for a meeting if the purpose for the restriction or recall is to secure the vote.

2. Portfolio Managers and/or analysts who become aware of upcoming proxy issues relating to any securities in portfolios they manage, or issuers they follow, will consider the desirability of recalling the affected securities that are on loan or restricting the affected securities prior to the record date for the matter. If the proxy issue is determined to be material, and the determination is made prior to the shareholder meeting record date the Portfolio Manager(s) will contact the Securities Lending Agent to recall securities on loan or restrict the loaning of any security held in any portfolio they manage, if they determine that it is in the best interest of shareholders to do so. Training regarding the process to recall securities on loan or restrict the loaning of securities is given to all Portfolio Managers and analysts.

E. Proxy Voting for ERISA Clients.

If a proxy voting issue arises for an ERISA client, Adviser is prohibited from voting shares with respect to any issue advanced by a party in interest of the ERISA client.

F. Proxy Voting Records.

As required by Rule 204-2 of the Investment Advisers Act of 1940, Adviser shall make and retain five types of records relating to proxy voting; (a) proxy voting policies and procedures; (b) proxy statements received for client and fund securities; (c) records of votes cast on behalf of clients and funds; (d) records of written requests for proxy voting information and written responses from the Adviser to either a written or oral request; and (e) any documents prepared by the adviser that were material to making a proxy voting decision or that memorialized the basis for the decision. Adviser may rely on ISS to make and retain on Adviser’s behalf records pertaining to the rule.

G. Fund of Funds Provision.

In instances where Adviser provides investment advice to a fund of funds that acquires shares of affiliated funds or three percent or more of the outstanding voting securities of an unaffiliated fund, the acquiring fund shall vote the shares in the same proportion as the vote of all other shareholders of the acquired fund. If compliance with this policy results in a vote of any shares in a manner different than the ISS recommendation, such vote will not require compliance with the Proxy Vote Override procedures set forth above.

H. Legacy Securities.

To the extent that Adviser receives proxies for securities that are transferred into an Account’s portfolio that were not recommended or selected by Adviser and are sold or expected to be sold promptly in an orderly manner (“legacy securities”), Adviser will generally instruct ISS to refrain from voting such proxies. In such circumstances, since legacy securities are expected to be sold promptly, voting proxies on such securities would not further Adviser’s interest in maximizing the value of client investments. Adviser may agree to an institutional Account’s special request to vote a legacy security proxy, and would instruct ISS to vote such proxy in accordance with its guidelines.

I. Review and Reports.

1. The PVC shall maintain a review schedule. The schedule shall include reviews for the proxy voting policy (including the policies of any subadviser), the proxy voting record, account maintenance, and other reviews as deemed appropriate by the PVC. The PVC shall review the schedule at least annually.

2. The PVC will report to the IPC with respect to all identified conflicts and how they were addressed. These reports will include all Accounts, including those that are sub-advised. With respect to the review of votes cast on behalf of investments by the Funds, such review will also be reported to the Board of Directors of the Funds at each of their regularly scheduled meetings. Adviser also shall provide the Funds that it subadvises with information necessary for preparing Form N-PX.

K. Vote Disclosure to Clients. Adviser’s institutional and separately managed account clients can contact their relationship manager for more information on Adviser’s policies and the proxy voting record for their account. The information available includes name of issuer, ticker/CUSIP, shareholder meeting date, description of item and Adviser’s vote.

IV. Policy Owner

IPC

V. Responsible Parties

IPC

PVC

ADV Review Team

31 Adviser may not vote proxies associated with the securities of any issuer if as a result of voting, subsequent purchases or sales of such securities would be blocked. However, Adviser may decide, on an individual security basis that it is in the best interests of its clients to vote the proxy associated with such a security, taking into account the loss of liquidity. In addition, Adviser may not to vote proxies where the voting would in Adviser’s judgment result in some other financial, legal, regulatory disability or burden to the client (such as imputing control with respect to the issuer) or subject to resolution of any conflict of interest as provided herein, to Adviser.

32 A conflict of interest shall not be considered material for the purposes of these Policies and Procedures in respect of a specific vote or circumstance if the matter to be voted on relates to a restructuring of the terms of existing securities or the issuance of new securities or a similar matter arising out of the holding of securities, other than common equity, in the context of a bankruptcy or threatened bankruptcy of the issuer, even if a conflict described in III.B.1a.-d is present.

Item 8—Portfolio Managers of Closed-End Management Investment Companies

(a)(1)	Douglas J. White, CFA and Christopher L. Drahn co-manage the registrant’s portfolio. Each portfolio manager is employed by Nuveen Asset Management (“NAM”), the sub-adviser to the portfolio. Mr. White is primarily responsible for the day-to-day management of the registrant’s portfolio. Mr. Drahn assists with the management of the registrant’s portfolio.

Mr. White, Senior Vice President, Portfolio Manager, began working in the financial industry in 1983 and joined NAM in January 2011. Prior to joining NAM, he worked for USBAM.

Mr. Drahn, Senior Vice President, Portfolio Manager, began working in the financial industry in 1980 and joined NAM in January 2011. Prior to joining NAM, he worked for USBAM.

(a)(2)	The following table shows, as of the 10-month fiscal period ended June 30, 2014, the number of accounts each portfolio manager managed within each of the following categories and the total assets in the accounts managed within each category. The table also shows the number of accounts and the total assets in the accounts, if any, with respect to which the advisory fee is based on the performance of the account.

Portfolio Manager	Type of Account Managed	Total Number of Accounts	Total Assets of All Accounts	Accounts Subject to Performance- Based Fee	Total Assets Subject to Performance- Based Fee
Douglas J. White	Registered Investment Company	7	$3.6 billion	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	2	$14 million	0	$0
Christopher L. Drahn	Registered Investment Company	11	$3.6 billion	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	2	$112 million	0	$0

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. NAM seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, NAM has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, NAM determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, NAM may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, NAM may place separate, non-simultaneous, transactions for the funds and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where NAM has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

NAM has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3)	Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long-term incentive payments.

Base pay. Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual cash bonus. The fund’s portfolio managers are eligible for an annual cash bonus determined based upon the particular portfolio manager’s performance, experience and market levels of base pay for such position. The maximum potential annual cash bonus is equal to a multiple of base pay.

A portion of each portfolio manager’s annual cash bonus is based on the fund’s investment performance, generally measured over the past one- and three-year periods unless the portfolio manager’s tenure is shorter. Investment performance for the fund is determined by evaluating the fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.

Bonus amounts can also be influenced by factors other than investment performance. These other factors are more subjective and are based on evaluations by each portfolio manager’s supervisor and reviews submitted by his or her peers. These reviews and evaluations often take into account a number of factors, including the portfolio manager’s effectiveness in communicating investment performance to shareholders and their advisors, his or her contribution to NAM’s investment process and to the execution of investment strategies consistent with risk guidelines, his or her participation in asset growth, and his or her compliance with Nuveen Asset Management’s policies and procedures.

Investment performance is measured on a pre-tax basis, gross of fees for a fund’s results and for its Lipper industry peer group.

Long-term incentive compensation. Certain key employees of Nuveen Investments and its affiliates, including certain portfolio managers, have received equity interests in the parent company of Nuveen Investments which entitle their holders to participate in the appreciation in the value of Nuveen Investments. In addition, certain key employees of NAM, including certain portfolio managers, have received profits interests in NAM which entitle their holders to participate in the firm’s growth over time.

There are generally no differences between the methods used to determine compensation with respect to the fund and the Other Accounts shown in the table above.

(a)(4)	The following table shows the dollar range of equity securities in the registrant beneficially owned by the portfolio manager as of the 10-month fiscal period ended June 30, 2014.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in the Registrant
Douglas J. White	$0
Christopher L. Drahn	$0

(b)	Not applicable.

Item 9—Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Neither the registrant nor any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), purchased any shares or other units of any class of the registrant’s equity securities that is registered pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Item 10—Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A, or this item.

Item 11—Controls and Procedures

(a)	The registrant’s principal executive officer and principal financial officer have evaluated the effectiveness of the registrant’s disclosure controls and procedures within 90 days of the date of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported timely.

(b)	There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12—Exhibits

(a)(1)	Not applicable. Registrant’s code of ethics is provided to any person upon request without charge.

(a)(2)	Certifications of the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 are filed as exhibits hereto.

(a)(3) Not applicable.

(b)	Certifications of the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 are filed as exhibits hereto.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

American Municipal Income Portfolio Inc.

By:	/s/ Eric J. Thole
Eric J. Thole President

Date: September 8, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Eric J. Thole
Eric J. Thole President

Date: September 8, 2014

By:	/s/ Jill M. Stevenson
Jill M. Stevenson Treasurer

Date: September 8, 2014